UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Monster Beverage Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONSTER BEVERAGE CORPORATION

1 Monster Way

Corona, California 92879

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 14, 2016

April 26, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Monster Beverage Corporation (the “Company”) to be held on Tuesday, June 14, 2016 at 1:00 p.m. local time, at our corporate offices, located at 1 Monster Way, Corona, California 92879 (the “Annual Meeting”). This proxy is solicited on behalf of the Board of Directors of the Company.

In addition to the specific matters to be voted on at the Annual Meeting that are listed in the accompanying notice, there will be a report on the Company’s business and an opportunity for stockholders of the Company to ask questions.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2015. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet.  The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report to Stockholders for the fiscal year ended December 31, 2015 and a form of proxy card or voting instruction card.

I hope that you will be able to join us. Your vote is important to us and to our business. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend.  If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

The proxy materials, including this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2015, are being distributed and made available on or about April 26, 2016.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

MONSTER BEVERAGE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 14, 2016

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Monster Beverage Corporation (“Monster” or the “Company”) will be held on Tuesday, June 14, 2016 at 1:00 p.m. local time, at the Company’s corporate offices, located at 1 Monster Way, Corona, California 92879 (the “Annual Meeting”), for the following purposes:

1.                                    To elect ten directors to serve until the 2017 annual meeting of stockholders of the Company;

2.                                    To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016;

3.                                    To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

4.                                    To re-approve the material terms of the Internal Revenue Code Section 162(m) performance goals under the Monster Beverage Corporation 2011 Omnibus Incentive Plan;

5.                                    To consider a stockholder proposal requesting the Company’s board of directors adopt a “proxy access” bylaw, if properly presented at the Annual Meeting (the “Proxy Access Proposal”);

6.                                    To consider a stockholder proposal requesting the Company’s board of directors amend its corporate governance documents to provide that director nominees be elected by a majority vote standard, if properly presented at the Annual Meeting (the “Majority Vote Proposal”); and

7.                                    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for the Annual Meeting of Stockholders accompanying this Notice. Only stockholders of the Company of record at the close of business on April 20, 2016 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

We will make available a list of stockholders as of the close of business on April 20, 2016 for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time, from June 3, 2016 through June 13, 2016, at the Company’s executive offices, 1 Monster Way, Corona, CA 92879. This list will also be available to stockholders at the Annual Meeting.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person.  However, to ensure your representation at the Annual Meeting, you are urged to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card.  You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

Corona, California

April 26, 2016

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE VIA A TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS.  IF YOU REQUESTED TO RECEIVE A PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL, YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED.  PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to be Held on June 14, 2016.

The Company’s Proxy Statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2015 are available at https://materials.proxyvote.com/61174X.

MONSTER BEVERAGE CORPORATION
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of Monster Beverage Corporation (“Monster” or the “Company”) is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Tuesday, June 14, 2016 at 1:00 p.m. local time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders of the Company.  The Annual Meeting will be held at the Company’s executive offices located at 1 Monster Way, Corona, California 92879.  In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to Monster.

The proxy materials, including this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2015, are being distributed and made available on or about April 26, 2016. This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the Annual Meeting. Please read it carefully.

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 26, 2016 to our stockholders who owned the Company’s common stock, par value $0.005 per share (the “Common Stock”), at the close of business on April 20, 2016. Stockholders will have the ability to access the proxy materials on a website referred to in the Notice, or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice.

Householding

If you are a beneficial owner, your bank or broker may deliver a single proxy statement, along with individual proxy cards, or individual Notices to any household at which two or more stockholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Stockholders may revoke their consent to future householding mailings or enroll in householding mailings by contacting American Stock Transfer and Trust Company, LLC, 1-800-937-5449, or by writing to American Stock Transfer and Trust Company, LLC, 6201 15th Ave, Brooklyn, NY 11219.  Alternatively, if you wish to receive a separate set of proxy materials for this year’s Annual Meeting, we will deliver them promptly upon request to Monster Beverage Corporation, 1 Monster Way, Corona, CA 92879 or by calling (951) 739-6200 or (800) 426-7367.

Record Date, Outstanding Voting Securities

Holders of record of Common Stock at the close of business on April 20, 2016 are entitled to notice of, and to vote at, the Annual Meeting. Each share entitles its holder to one vote. As of the record date, 203,042,661 shares of our Common Stock were issued and outstanding. There are no other outstanding voting securities of the Company.

Quorum

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Such stockholders are counted as present at the Annual Meeting if they (i) are present in person at the Annual Meeting or (ii) have properly submitted their vote by telephone, over the Internet, or by returning their proxy card. Abstentions and withheld votes will be counted for determining whether a quorum is present for the Annual Meeting.

Required Vote

In accordance with the Company’s by-laws:

•

Directors are elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares of Common Stock entitled to vote in the election at the Annual Meeting (if any nominee for director receives a greater number of votes “withheld” than votes “for” such election, our director resignation policy requires that such person must promptly tender his or her resignation to the Board following certification of the results);

•

The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal);

•

The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Say-on-Pay Proposal”);

•

The re-approval of the material terms of the Internal Revenue Code (the “Code”) Section 162(m) performance goals under the Monster Beverage Corporation 2011 Omnibus Incentive Plan (the “2011 Incentive Plan”) shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting;

•

The approval of a stockholder proposal requesting the Company’s board of directors to adopt a “proxy access” bylaw, if properly presented at the Annual Meeting, shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Proxy Access Proposal”); and

•

The approval of a stockholder proposal requesting the Company’s board of directors to amend its corporate governance documents to provide that director nominees be elected by a majority vote standard, if properly presented at the Annual Meeting, shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Majority Voting Proposal”);

in each case, provided a quorum is present.

With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees (except with respect to the director resignation policy). Broker non-votes will have no effect on the election of the nominees. With respect to the other proposals, you may vote “for,” “against” or “abstain” from voting. If you “abstain” from voting, your vote will have no effect for these proposals. Broker non-votes will also have no effect on the vote for these proposals.

Non-Discretionary Proposals

If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other intermediary will determine if it has the discretionary authority to vote on the particular matter. Brokers and other intermediaries may not vote uninstructed shares in (i) the election of directors, (ii) the approval of the Say-on-Pay Proposal, (iii) the re-approval of the Code Section 162(m) performance goals under the 2011 Incentive Plan, (iv) the approval of the Proxy Access Proposal, and (v) the approval of the Majority Voting Proposal. If your shares are held by a broker or other intermediary and you do not instruct your broker or other intermediary how to vote for each of these proposals, no votes will be cast on your behalf. Therefore, it is important that you cast your vote if you want it to count for each of these proposals.

Discretionary Proposals

Brokers that do not receive instructions are entitled to vote on the ratification of the independent registered public accounting firm.

No stockholder shall be entitled to cumulate votes.  American Stock Transfer & Trust Company (“AST”) will receive and tabulate the proxies.

Board of Directors’ Recommendations

The Board of Directors of the Company (the “Board of Directors” or the “Board”) recommends a vote:

•                 “FOR” each of the nominees to the Board (Proposal One);

•                 “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accountants for fiscal year 2016 (Proposal Two);

•                 “FOR”, on an advisory basis, the compensation of the Company’s named executive officers (Proposal Three);

•                 “FOR” the re-approval of the Code Section 162(m) performance goals under the 2011 Incentive Plan (Proposal Four);

•                 “AGAINST” the Proxy Access Proposal (Proposal Five); and

•                 “AGAINST” the Majority Voting Proposal (Proposal Six).

How to Vote

If on April 20, 2016 your shares are registered directly in your name with the Company’s registrar and transfer agent, AST, you are considered a stockholder of record with respect to those shares, and the Notice was sent to you directly by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If you are a stockholder of record and you sign and submit a proxy card, but you do not provide voting instructions on the card, your shares will be voted “for” proposal 1,2,3 and 4 and “against” proposals 5 and 6.

If on April 20, 2016 your shares are held in a brokerage account, bank, broker-dealer, trust or similar organization, you are considered the “beneficial owner” of those shares held in street name, and the Notice was forwarded to you by that organization. The organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote your shares at the Annual Meeting. As the beneficial owner, you have the right to direct your broker or other intermediary how to vote your shares, and you are also invited to attend the Annual Meeting.

Your vote is very important to us and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card, voting instruction form (from your broker or other intermediary), or the instructions that you received through electronic mail. There are three convenient ways of submitting your vote:

•                 By Telephone or Internet - All stockholders of record can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. Beneficial owners may vote by telephone or Internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•                 In Person - All stockholders of record may vote in person at the Annual Meeting. Beneficial owners may vote in person at the Annual Meeting if their broker or other intermediary has furnished a legal proxy. If you are a beneficial owner and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a legal proxy.  You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without a legal proxy.

•                 By Written Proxy - All stockholders of record can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a beneficial holder and you requested to receive printed proxy materials, you will receive a written proxy card and a voting instruction form from your broker or other intermediary.

Revocability of Proxies

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the Annual Meeting by: (i) delivering a written notice of revocation to our Secretary at our principal executive offices; (ii) voting again over the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted) or, if you requested and received written proxy materials, by signing and returning a new proxy card with a later date; or (iii) by attending the Annual Meeting and voting in person.

If you are a beneficial owner, you may revoke your proxy and change your vote at any time before the Annual Meeting by: (i) submitting new voting instructions to your broker or other intermediary; or (ii) if you have obtained a legal proxy from your broker or other intermediary, by attending the Annual Meeting and voting in person.

Solicitation

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  In addition to solicitation by use of the mail or via the Internet, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or letter. In addition, the Company has engaged D.F. King & Co., Inc. to act as its proxy solicitor and has agreed to pay approximately $9,000.00 plus reasonable expenses for such services.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the most recent practical date, April 15, 2016 (unless otherwise noted below), the beneficial ownership of the Company’s Common Stock of (a) those persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock; (b) each of the Company’s directors and nominees for director; (c) the Company’s named executive officers; and (d) all of the Company’s current directors and executive officers as a group. In computing the number and percentage of shares beneficially owned by each person, we include any shares of Common Stock that could be acquired within 60 days of April 15, 2016 by the exercise of options or the vesting of restricted stock units. Such shares, however, are not counted in computing the percentage ownership of any other person.

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class
Brandon Limited Partnership No. 1[1]	1,881,856	**%
Brandon Limited Partnership No. 2[2]	9,795,648	4.8%
Hilrod Holdings IV, L.P.	34,924	**%
Hilrod Holdings V, L.P.	71,428	**%
Hilrod Holdings VI, L.P.	107,900	**%
Hilrod Holdings VII, L.P.	40,072	**%
Hilrod Holdings VIII, L.P.	189,528	**%
Hilrod Holdings IX, L.P.	151,148	**%
Hilrod Holdings X, L.P.	83,306	**%
Hilrod Holdings XI, L.P.	168,414	**%
Hilrod Holdings XII, L.P.	133,004	**%
Hilrod Holdings XIII, L.P.	636,080	**%
Hilrod Holdings XIV, L.P.	1,823,322	**%
Hilrod Holdings XV, L.P.	233,628	**%
Rodney C. Sacks 2008 GRAT #2	30,068	**%
Rodney C. Sacks 2009 GRAT #2	77,121	**%
RCS Direct 2010 GRAT	35,162	**%
RCS Direct 2010 GRAT #2	1,612	**%
RCS Direct 2011 GRAT	68,438	**%
FMR LLC[3]	17,036,213	8.4%
Wellington Management Company, LLP[4]	11,188,295	5.5%
The Coca-Cola Company[5]	34,040,534	16.8%
Rodney C. Sacks[6]	17,792,268	8.7%
Hilton H. Schlosberg[7]	17,752,777	8.7%
Gary P. Fayard[8]	972	**%
Mark J. Hall[9]	446,936	**%
Thomas J. Kelly[10]	22,117	**%
Sydney Selati[11]	18,172	**%
Norman C. Epstein[12]	14,271	**%
Harold C. Taber, Jr.[13]	41,580	**%
Benjamin M. Polk[14]	14,860	**%
Kathy N. Waller[15]	972	**%
Mark S. Vidergauz[16]	21,460	**%

Officers and Directors as a group (11 members: 20,776,127 shares or 10.2% in aggregate).

* Except as noted otherwise, the address for each of the named stockholders is 1 Monster Way, Corona, California 92879.

** Less than 1%.

1 The mailing address of Brandon Limited Partnership No. 1 (‘‘Brandon No. 1’’) is 56 Conduit Street, London W1S 2YZ England. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

2 The mailing address of Brandon Limited Partnership No. 2 (‘‘Brandon No. 2’’) is 56 Conduit Street, London W1S 2YZ England. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

3 Based on Schedule 13G/A, filed February 12, 2016 by FMR LLC, based on common shares held on December 31, 2015. The mailing address of this reporting person is 245 Summer Street, Boston, MA 02210.

4 Based on Schedule 13G/A, filed February 12, 2015 by Wellington Management Company, LLP, based on common shares held on December 31, 2014. The mailing address of this reporting person is 280 Congress Street, Boston, MA 02210.

5 Based on Schedule 13D, filed June 22, 2015 by The Coca-Cola Company and European Refreshments, based on common shares held on June 22, 2015, for which they have shared beneficial ownership. The mailing address of The Coca-Cola Company is One Coca-Cola Plaza, Atlanta, GA 30313. The mailing address of European Refreshments is Southgate, Dublin Road, Drogheda, County Meath, Ireland.

6 Includes 1,770,098 common shares owned by Mr. Sacks; 1,881,856 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 9,795,648 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 34,924 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; 71,428 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; 107,900 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; 40,072 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; 189,528 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; 151,148 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; 83,306 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; 168,414 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; 133,004 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Sacks is one of Hilrod Holdings XII’s general partners; 636,080 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Sacks is one of Hilrod Holdings XIII’s general partners; 1,823,322 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Sacks is one of Hilrod Holdings XIV’s general partners; 233,628 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Sacks is one of Hilrod Holdings XV’s general partners; 77,121 shares beneficially held by the Rodney C. Sacks 2009 GRAT #2 because Mr. Sacks is the trustee of the Rodney C. Sacks 2009 GRAT #2; 35,162 shares beneficially held by the RCS Direct 2010 GRAT because Mr. Sacks is the trustee of the RCS Direct 2010 GRAT; and 1,612 shares beneficially held by the RCS Direct 2010 GRAT #2 because Mr. Sacks is the trustee of the RCS Direct 2010 GRAT #2. Also includes options presently exercisable to purchase 81,617 common shares, exercisable at $15.86 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Sacks; options presently exercisable to purchase 100,000 common shares, exercisable at $17.82 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Sacks; options presently exercisable or exercisable within 60 days to purchase 210,000 common shares, exercisable at $53.96 per share, granted pursuant to a stock option agreement dated June 3, 2013 between the Company and Mr. Sacks (of which options to purchase 70,000 common shares are currently held by Hilrod Holdings XV, L.P.); options presently exercisable to purchase 140,000 common shares, exercisable at $70.06 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Sacks; and options presently exercisable to purchase 26,400 common shares, exercisable at $135.48 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Sacks. On January 31, 2014, Mr. Sacks pledged 1,000,000 common shares.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 1,770,098 common shares; (ii) 558,017 shares presently exercisable or exercisable within 60 days under the stock option agreements; (iii) 349 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; (iv) 714 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; (v) 1,079 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; (vi) 401 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; (vii) 1,895 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; (viii) 1,511 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; (ix) 833 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; (x) 1,684 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; (xi) 1,330 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Sacks is one of Hilrod Holdings XII’s general partners; (xii) 6,361 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Sacks is one of Hilrod Holdings XIII’s general partners; (xiii) 18,233 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Sacks is one of Hilrod Holdings XIV’s general partners; and (xiv) 2,336 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Sacks is one of Hilrod Holdings XV’s general partners.

7 Includes 1,745,996 common shares owned by Mr. Schlosberg; 1,881,856 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 9,795,648 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 34,924 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; 71,428 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; 107,900 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; 40,072 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; 189,528 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; 151,148 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; 83,306 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners; 168,414 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners; 133,004 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XII’s general partners; 636,080 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIII’s general partners; 1,823,322 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIV’s general partners; 233,628 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XV’s general partners; 30,068 shares beneficially held by the Rodney C. Sacks 2008 GRAT #2 because Mr. Schlosberg is the co-trustee of the Rodney C. Sacks 2008 GRAT #2; and 68,438 shares beneficially held by the RCS Direct 2011 GRAT because Mr. Schlosberg is the trustee of the RCS Direct 2011 GRAT. Also includes options presently exercisable to purchase 81,617 common shares, exercisable at $15.86 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Schlosberg; options presently exercisable to purchase 100,000 common shares, exercisable at $17.82 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Schlosberg; options presently exercisable or exercisable within 60 days to purchase 210,000 common shares, exercisable at $53.96 per share, granted pursuant to a stock option agreement dated June 3, 2013 between the Company and Mr. Schlosberg (of which options to purchase 70,000 common shares are currently held by Hilrod Holdings XV, L.P.); options presently exercisable to purchase 140,000 common shares, exercisable at $70.06 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Schlosberg; and options presently exercisable to purchase 26,400 common shares, exercisable at $135.48 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Schlosberg. On January 31, 2014, Mr. Schlosberg pledged 1,000,000 common shares.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 1,745,996 common shares; (ii) 558,017 shares presently exercisable or exercisable within 60 days under the stock option agreements; (iii) 349 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; (iv) 714 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; (v) 1,079 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; (vi) 401 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; (vii) 1,895 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; (viii) 1,511 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; (ix) 833 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners; (x) 1,684 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners; (xi) 1,330 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XII’s general partners; (xii) 6,361 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Schlosberg is one of

Hilrod Holdings XIII’s general partners; (xiii) 18,233 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIV’s general partners; and (xiv) 2,336 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XV’s general partners.

8 Includes 972 restricted stock units granted pursuant to a restricted stock unit agreement dated August 7, 2015 between the Company and Mr. Fayard.

9 Includes 263,936 common shares owned by Mr. Hall; 5,000 shares beneficially held by the MJCF Hall Family Trust, the beneficiaries of which are Mr. Hall and his spouse; options presently exercisable to purchase 80,000 common shares, exercisable at $17.82 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Hall; options presently exercisable to purchase 40,000 common shares, exercisable at $26.26 per share, granted pursuant to a stock option agreement dated December 1, 2010 between the Company and Mr. Hall; options presently exercisable to purchase 35,000 common shares, exercisable at $47.13 per share, granted pursuant to a stock option agreement dated March 14, 2013 between the Company and Mr. Hall; options presently exercisable to purchase 3,000 common shares, exercisable at $70.06 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Hall; and options presently exercisable to purchase 20,000 common shares, exercisable at $135.48 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Hall.

10 Includes 14,217 common shares owned by Mr. Kelly; options presently exercisable to purchase 3,000 common shares, exercisable at $47.13 per share, granted pursuant to a stock option agreement dated March 14, 2013 between the Company and Mr. Kelly; options presently exercisable to purchase 1,000 common shares, exercisable at $70.06 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Kelly; options presently exercisable to purchase 2,400 common shares, exercisable at $135.48 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Kelly; and 1,500 restricted stock units granted pursuant to a restricted stock unit agreement dated June 1, 2012 between the Company and Mr. Kelly.

11 Includes 17,200 common shares owned by Mr. Selati; and 972 restricted stock units granted pursuant to a restricted stock unit agreement dated August 7, 2015 between the Company and Mr. Selati.

12 Includes 5,299 common shares owned by Mr. Epstein; 8,000 shares beneficially held by Shoreland Investments because Mr. Epstein is one of Shoreland Investment’s general partners; and 972 restricted stock units granted pursuant to a restricted stock unit agreement dated August 7, 2015 between the Company and Mr. Epstein.

13 Includes 33,684 common shares owned by Mr. Taber; options presently exercisable to purchase 4,334 common shares, exercisable at $19.20 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Taber; options presently exercisable to purchase 2,590 common shares, exercisable at $34.06 per share, granted pursuant to a stock option agreement dated May 18, 2011 between the Company and Mr. Taber; and 972 restricted stock units granted pursuant to a restricted stock unit agreement dated August 7, 2015 between the Company and Mr. Taber.

14 Includes 6,964 common shares owned by Mr. Polk; options presently exercisable to purchase 4,334 common shares, exercisable at $19.20 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Polk; options presently exercisable to purchase 2,590 common shares, exercisable at $34.06 per share, granted pursuant to a stock option agreement dated May 18, 2011 between the Company and Mr. Polk; and 972 restricted stock units granted pursuant to a restricted stock unit agreement dated August 7, 2015 between the Company and Mr. Polk.

15 Includes 972 restricted stock units granted pursuant to a restricted stock unit agreement dated August 7, 2015 between the Company and Ms. Waller.

16 Includes 20,488 common shares owned by Mr. Vidergauz; and 972 restricted stock units granted pursuant to a restricted stock unit agreement dated August 7, 2015 between the Company and Mr. Vidergauz.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors, executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company. Directors, executive officers, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. The Company is required to report in this proxy statement any failure of its directors, executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during the most recent fiscal year or prior fiscal years.

To the Company’s knowledge, based solely on review of copies of such reports furnished to the Company during the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than ten percent stockholders were complied with.

DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders may present a proper proposal for consideration at the 2016 annual meeting of stockholders by submitting their proposal in writing to the Office of the Secretary of the Company at the Company’s principal executive offices in a timely manner.

For stockholders who wish to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2017 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no later than December 27, 2016. Stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

For stockholders who wish to present a proposal for nominations or other business for consideration at the 2017 annual meeting, but who do not intend for the proposal to be included in our proxy statement, pursuant to the advance notice provisions contained in our by-laws, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no earlier than February 14, 2017 and no later than March 16, 2017, provided, however, that in the event that the date of the 2017 annual meeting is more than thirty days before or more than seventy days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be so delivered no earlier than the close of business on the one hundred twentieth day prior to the 2017 annual meeting and no later than the close of business on the later of the ninetieth day prior to the 2017 annual meeting or the tenth day following the day on which public announcement of the date of the 2017 annual meeting is first made by the Company.

It is presently intended that the 2017 annual meeting will be held in June 2017.

Proposals should be sent to the Office of the Secretary by mail to Monster Beverage Corporation, 1 Monster Way, Corona, California, 92879.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Board is currently comprised of ten members, each of whom is a director nominee to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s ten nominees named below.  In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or expects to decline to serve as a director. The term of office of each person elected as a director will continue until the 2017 annual meeting or until a successor has been elected and qualified.

The Board has a director resignation policy. This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results. The Nominating Committee of the Board of Directors of the Company (the “Nominating Committee”) will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation. The Board must act on the tendered resignation. If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results. A copy of the director resignation policy is available on our website at http://investors.monsterbevcorp.com/governance. cfm.

The names of the nominees, and certain biographical information about them, are set forth below.

Name	Age	Position

Rodney C. Sacks[1]	66	Chairman of the Board of Directors and Chief Executive Officer

Hilton H. Schlosberg[1]	63	Vice Chairman of the Board of Directors, President, Chief Financial Officer, Chief Operating Officer and Secretary

Mark J. Hall	60	Director, Chief Marketing Officer
Norman C. Epstein[2,3,4]	75	Director
Gary P. Fayard[2]	64	Director
Benjamin M. Polk	65	Director
Sydney Selati[2,3,4]	77	Director
Harold C. Taber, Jr. [2,3,4]	77	Director
Kathy N. Waller	57	Director
Mark S. Vidergauz [3,5]	62	Director

1 Member of the Executive Committee of the Board of Directors.

2 Member of the Audit Committee of the Board of Directors.

3 Member of the Compensation Committee of the Board of Directors.

4 Member of the Nominating Committee of the Board of Directors.

5 Lead Independent Director.

Each of our directors brings extensive management and leadership experience gained through their service in our industry and other diverse businesses. In these roles, they have assumed day-to-day leadership or other senior leadership responsibilities. In addition, most current directors bring board experience acquired by either significant experience on other boards or long service on our Board of Directors that broadens their knowledge of board policies and processes, rules and regulations, issues and solutions. The Nominating Committee’s process for selecting and nominating qualified director candidates is described under the section entitled “Nominating Committee.” In the paragraphs below, we describe specific individual qualifications and skills of our directors that contribute to the overall effectiveness of our Board of Directors and its committees.

Rodney C. Sacks—Chairman of the Board of Directors of the Company, Chief Executive Officer and a director of the Company from November 1990 to the present. Member of the Executive Committee of the Board of Directors (the “Executive Committee”) since October 1992. Chairman of the Board of Directors and a Director of Monster Energy Company (“MEC”) from June 1992 to the present. Mr. Sacks has led the Company for over 26 years and has extensive experience in the food and beverage industry. Mr. Sacks has detailed knowledge and valuable perspective and insights regarding our business and has responsibility for development and implementation of our business strategy.

Hilton H. Schlosberg—Vice Chairman of the Board of Directors of the Company, President, Chief Operating Officer, Secretary, and a Director of the Company from November 1990 to the present. Chief Financial Officer of the Company since July 1996. Member of the Executive Committee since October 1992. Vice Chairman, Secretary and a Director of MEC from July 1992 to the present. Mr. Schlosberg has held senior leadership positions with the Company for over 26 years, has been the Company’s CFO for 20 years and has extensive experience in the food and beverage industry. Mr. Schlosberg has a high level of financial literacy, his day-to-day supervision of business operations and co-leadership with Mr. Sacks brings valuable insight to the Board. Mr. Schlosberg has detailed knowledge and valuable perspective and insights regarding our business and has responsibility for development and implementation of our business strategy.

Mark J. Hall—Director of the Company and Chief Marketing Officer of MEC since January 2015. Chief Brand Officer of MEC from January 2014 to December 2014, and President of the Monster Beverage Division from January 2007 to December 2013. Mr. Hall joined MEC in 1997 as a Senior Vice President. Prior to joining MEC, Mr. Hall was employed by the Arizona Beverage Co. as Vice President of Sales, where he was responsible for sales and distribution of products through a national network of beer distributors and soft drink bottlers in the United States. Mr. Hall has detailed knowledge and valuable perspective and insights regarding both our business and the beverage business in general.

Norman C. Epstein—Director of the Company and member of the Compensation Committee of the Board of Directors (the “Compensation Committee”) since June 1992, member of the Nominating Committee of the Board of Directors (the “Nominating Committee”) since September 2004 and member of the Audit Committee of the Board of Directors (the “Audit Committee”) since September 1997. Mr. Epstein has served as the Chairman of the Compensation Committee September 1997 and Vice Chairman of the Audit Committee since February 27, 2015. Mr. Epstein served as Chairman of the Audit Committee from September 1997 to February 27, 2015. Director of MEC since July 1992. Managing Director of Cheval Property Finance PLC, a mortgage finance company based in London, England from 1997 to 2006. Director of Clermont Consultants UK Ltd. from 1997 to April 2013. Director of Spring Finance UK, a UK mortgage lender from July 2012 to the present. Partner with Moore Stephens, an international accounting firm, from 1974 to December 1996 (senior partner beginning in 1989 and the managing partner of Moore Stephens, New York from 1993 until 1995). Mr. Epstein has a strong background in accounting and finance as well as substantial experience in public company accounting. Mr. Epstein has substantial experience serving on boards, both the Company’s and others, and has experience in other industries, which allows him to bring additional perspective to the Board. Mr. Epstein is a Chartered Accountant (UK).

Gary P. Fayard—Director of the Company since June 2015 and member of the Audit Committee since February 2016.  Executive Vice President and Chief Financial Officer of The Coca-Cola Company from February 2003 to April 2014. Mr. Fayard joined The Coca-Cola Company in 1994, and in July 1994, he was elected Vice President and Controller, a position he held until December 1999 when he was elected Senior Vice President and Chief Financial Officer. Mr. Fayard has also served on the board of directors of Coca-Cola FEMSA, S.A.B. de C.V., the largest bottler in the world of Coca-Cola trademark beverages by unit case volume operating in territories in Mexico, Central and South America and the Philippines, from 2004 to March 2016 and on the board of directors of Genuine Parts Company from 2014 to the present. Mr. Fayard has a strong background in accounting and finance as well as substantial business and leadership experience in the beverage industry.

Benjamin M. Polk—Director of the Company since November 1990. Assistant Secretary of MEC since October 1992 and a Director of MEC since July 1992. Partner with Veritas Capital, a private equity firm, since July 2011. Director of Aeroflex Holding Corp. from November 2012 to September 2014. Director of CPI International, Inc. from October 2012 to the present. Director of Truven Health Analytics, Inc. from October 2012 to April 7, 2016. Mr. Polk was a partner with the law firm of Schulte Roth & Zabel LLP from May 2004 to July 2011 and prior to that, a partner with the law firm of Winston & Strawn LLP, where Mr. Polk practiced law with that firm and its predecessor firm, from August 1976 to May 2004. Mr. Polk has gained detailed knowledge of the Company during his service as a director since 1990 and as outside counsel from 1990 to July 2011. Mr. Polk has extensive experience in matters relating to mergers, acquisitions and corporate finance.

Sydney Selati—Director of the Company and member of the Audit Committee since September 2004, member of the Compensation Committee since March 2007 and member of the Nominating Committee since April 2009. Mr. Selati was named Chairman of the Audit Committee on February 27, 2015. Mr. Selati has been a Director and Chairman of the Audit Committee of the San Diego Jewish Community Foundation since July 2010. Mr. Selati was a director of Barbeques Galore Ltd. from 1997 to 2005 and was President and Chairman of the Board of Directors of The Galore Group (U.S.A.), Inc. from 1988 to 2005. Mr. Selati was president of Sussex Group Limited from 1984 to 1988. Mr. Selati has extensive experience as a chief executive and board member of companies in other industries, which allows him to bring additional perspective to the board. Mr. Selati is a Chartered Accountant (South Africa).

Harold C. Taber, Jr.—Director of the Company since July 1992, member of the Audit Committee since April 2000, member of the Compensation Committee since April 2009 and member of the Nominating Committee since September 2004. Mr. Taber was appointed by the Board of Directors to be Chairman of the Nominating Committee in April 2009. Mr. Taber worked for the Coca-Cola Bottling Company of Los Angeles in various positions from 1976 to 1987, including Group President, West Region. President and Chief Executive Officer of MEC from July 1992 to June 1997. Consultant for The Joseph Company from October 1997 to March 1999 and for Costa Macaroni Manufacturing Company from July 2000 to January 2002. Executive Assistant to the Dean at the Biola University School of Business from July 2002 to January 2015. Mr. Taber has extensive knowledge of the Company’s historical and current operations, and brings leadership and management skills to the board.

Kathy N. Waller—Director of the Company since June 2015. Executive Vice President and Chief Financial Officer of The Coca-Cola Company, from April 2014 to the present. Ms. Waller joined The Coca-Cola Company in 1987 as a senior accountant in the Accounting Research Department and has served in a number of accounting and finance roles of increasing responsibility. From July 2004 to August 2009, Ms. Waller served as Chief of Internal Audit. In December 2005, she was elected Vice President of The Coca-Cola Company, and in August 2009, she was elected Controller. In August 2013, she became Vice President, Finance and Controller of The Coca-Cola Company, assuming additional responsibilities for corporate treasury, corporate tax and finance capabilities. Ms. Waller also serves on the board of directors of Coca-Cola FEMSA, S.A.B. de C.V., from April 2014 to the present and of Delta Airlines, Inc. from July 2015 to the present. Ms. Waller has a strong background in accounting and finance as well as substantial business and leadership experience in the beverage industry.

Mark S. Vidergauz—Director of the Company and member of the Compensation Committee since June 1998, member of the Audit Committee from April 2000 through May 2004, and Lead Independent Director since March 2014. Chief Executive Officer of The Sage Group LLC, an investment banking firm, from April 2000 to the present. The Sage Group LLC provides merger, acquisition and capital formation advisory services to a wide range of companies in the consumer sector. Managing Director at the Los Angeles office of ING Barings LLC, a diversified financial service institution headquartered in the Netherlands, from April 1995 to April 2000. Mr. Vidergauz brings strong merger and acquisition, corporate finance, corporate governance and leadership experience to the board.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

MANAGEMENT

Board Meetings and Committees; Annual Meeting Attendance

The Board is comprised of Rodney C. Sacks, Hilton H. Schlosberg, Mark J. Hall, Norman C. Epstein, Gary P. Fayard, Benjamin M. Polk, Sydney Selati, Harold C. Taber, Jr., Kathy N. Waller  and Mark S. Vidergauz. The Board held six meetings during the fiscal year ended December 31, 2015.  Each director attended the annual meeting held on August 7, 2015. During the 2015 period in which he or she was a director, each director attended at least 75% of the aggregate total number of meetings of the Board of Directors and Board Committees in which he or she was a member. The Board has determined that Messrs. Epstein, Fayard, Polk, Selati, Taber and Vidergauz are independent, as that term is defined in the NASDAQ Marketplace Rules and SEC regulations. Our independent directors met in executive session three times during the fiscal year ended December 31, 2015. The Board does not have a policy requiring the attendance by the directors at the Annual Meeting.

During the fiscal year ended December 31, 2015, the Audit Committee was comprised of Norman C. Epstein (Chairman until February 27, 2015), Harold C. Taber, Jr. and Sydney Selati (Chairman since February 27, 2015). The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at http://investors.monsterbevcorp.com/governance.cfm. The Audit Committee held four meetings during the fiscal year ended December 31, 2015. The Audit Committee last met in February 2016 in connection with the review of the Company’s financial statements for the fiscal year ended December 31, 2015.  See “Audit Committee” below for more information.

During the fiscal year ended December 31, 2015, the Compensation Committee was comprised of Norman C. Epstein (Chairman), Mark S. Vidergauz, Sydney Selati and Harold C. Taber. The Compensation Committee held three meetings during the fiscal year ended December 31, 2015.  Under  the Monster Beverage Corporation 2011 Omnibus Incentive Plan, (the “2011 Incentive Plan”), the Compensation Committee has sole and exclusive authority to grant equity awards to all employees and consultants who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act.  The Compensation Committee and the Executive Committee each independently has the authority to grant awards for new hires and promotions for employees who are not Section 16 employees. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at http://investors. monsterbevcorp.com/governance.cfm. The Board has adopted written Equity Grant Procedures. See “Compensation Discussion and Analysis – Compensation Program Components - Long-Term Incentive Program” and “Compensation Committee” below for more information.

During the fiscal year ended December 31, 2015, the Nominating Committee was comprised of Harold C. Taber, Jr. (Chairman), Norman C. Epstein and Sydney Selati. The Board has adopted a written charter for the Nominating Committee, which is available on our website at http://investors. monsterbevcorp. com/governance.cfm. The Nominating Committee held one meeting during the fiscal year ended December 31, 2015. See “Nominating Committee” below for more information.

The Executive Committee, comprised of Rodney C. Sacks and Hilton H. Schlosberg, held twelve meetings during the fiscal year ended December 31, 2015. The Executive Committee manages and directs the business of the Company between meetings of the Board. Under the 2011 Incentive Plan, each of the Compensation Committee and the Executive Committee of the Board independently has the authority to grant awards for new hires and promotions for employees who are not Section 16 employees. Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee (see “Compensation Discussion and Analysis – Compensation Program Components - Long-Term Incentive Program” below for more information).

Non-Employee Director Stock Ownership Policy

The Board has adopted stock ownership guidelines regarding stock ownership by non-employee Board members.  As amended, these guidelines provide that each non-employee director of the Company has three years from the date of appointment to satisfy the minimum stock ownership requirement and hold a minimum of 3,000 shares of Common Stock.  During 2015, all non-employee directors complied with the non-employee director stock ownership policy.

Director Resignation Policy

The Board has a director resignation policy. This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results. The Nominating Committee will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation. The Board must act on the tendered resignation.  If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results. A copy of the director resignation policy is available on our website at http://investors.monsterbevcorp.com /governance.cfm.

Board Leadership Structure

The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its stockholders.  The Board believes that the Company’s current Chief Executive Officer is best situated to serve as Chairman of the Board. Rodney C. Sacks has led the Company for over 26 years and therefore is highly knowledgeable with respect to the Company’s business, operations and industry. Mr. Sacks is well positioned to identify strategic priorities and lead the Board’s consideration and analysis of such priorities. The Board believes that the combined role of Chairman and CEO promotes consistency and efficiency in the development and execution of the Company’s business strategy.

Lead Independent Director

In March 2014, the independent directors of the Board approved a Lead Independent Director Charter.  Under the Lead Independent Director Charter, if the offices of Chairman of the Board and Chief Executive Officer are held by the same person, the independent members of the Board of Directors will annually elect with a majority vote an independent director to serve in a lead capacity. Although elected annually, the Lead Independent Director is generally expected to serve for more than one year. The Lead Independent Director may be removed or replaced at any time with or without cause by a majority vote of the independent members of the Board.

Mr. Vidergauz is currently the Lead Independent Director. In this capacity, Mr. Vidergauz is, among other things, responsible for leading executive sessions of the independent directors and serving as the principal liaison between the Chairman, Vice Chairman and the independent directors. A copy of the Lead Independent Director Charter is available on our website at http://investors.monsterbevcorp.com/ governance.cfm.

The Board’s Role in Risk Oversight

The Board of Directors plays an active role in overseeing and managing the Company’s risks.  The full Board and its Executive Committee regularly review the Company’s results, performance, operations, competitive position, business strategy, liquidity, capital resources, product distribution and development, material contingencies and senior personnel, as well as the risks associated with each of these matters. The

Board implements its risk oversight function both as a whole and through its standing committees. Certain of the work is delegated to committees, which meet regularly and report back to the full Board. The Compensation Committee oversees management of risks related to the Company’s compensation policies and practices. The Audit Committee oversees management of risks related to financial reporting and internal controls. The full Board also discusses risk throughout the year during meetings in relation to specific proposed actions including risks related to cybersecurity. These processes are designed to ensure that risks are taken knowingly and purposefully. The Board believes that its role in oversight of risk management (as well as the role of the Compensation and Audit Committees) has not adversely affected its leadership structure or results of operations.

The names and ages of our Named Executive Officers, who we refer to as our NEOs, and certain biographical information about them, are set forth on page 12 and below.

Name	Age	Position

Rodney C. Sacks	66	Chairman of the Board of Directors and Chief Executive Officer

Hilton H. Schlosberg	63	Vice Chairman of the Board of Directors, President, Chief Financial Officer, Chief Operating Officer and Secretary

Mark J. Hall	60	Director, Chief Marketing Officer of MEC

Thomas J. Kelly	62	Senior Vice President Finance

Thomas J. Kelly – Senior Vice President Finance and/or Controller and Secretary of MEC since 1992.  In his position as Senior Vice President Finance, Mr. Kelly frequently reports directly to the Executive Committee and our Board of Directors. Prior to joining MEC, Mr. Kelly served as controller for California Copackers Corporation.  Mr. Kelly is a Certified Public Accountant (inactive) and has worked in the beverage business for over 30 years.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation program for our NEOs, as described in the following pages, is designed to emphasize equity compensation in the form of stock options, restricted stock and/or restricted stock units in addition to cash compensation as a means of motivating and retaining executive talent, rewarding those individuals fairly over time for achieving performance goals under the business plan and creating shareholder value through continued profitable growth. The program is designed to reinforce ownership and overall entrepreneurialism and to link rewards to measurable corporate and qualitative individual performance. The program is based on principles and is not formulaic in its approach, particularly the cash bonus program and equity program.  When making compensation decisions the Company considers its performance versus its internal goals and external benchmarks. Consideration is also given to both operating performance and to shareholder return, as well as to the role the NEO has in achieving his goals.  In applying these principles we seek to integrate compensation programs with our short- and long-term strategic plans and to align the interests of our NEOs with the long-term interests of our stockholders. The Compensation Committee evaluates risks and rewards associated with the Company’s overall compensation philosophy and structure and does not believe the program promotes excessive risk-taking.

With respect to specific elements of compensation, base salary is a fixed amount to secure executive service, the annual cash bonus opportunity is designed to incentivize and reward achievement of short-term financial and operating performance, and equity grants that vest over multi-year periods are designed to incentivize, retain and provide long-term perspective.

Setting Executive Compensation

The compensation programs for our NEOs are generally administered by or under the direction of the Compensation Committee (in the case of Rodney Sacks, the Chairman and Chief Executive Officer, and Hilton Schlosberg, the Vice Chairman and President) and the Executive Committee (in the case of the other NEOs). The compensation program is reviewed annually to ensure that remuneration levels and benefits are competitive and reasonable and continue to achieve the goals set forth in our compensation philosophy. In reviewing the compensation for Mr. Sacks and Mr. Schlosberg, the Compensation Committee recognizes that Mr. Sacks and Mr. Schlosberg serve as our co-leaders.  Given the long-term complimentary nature of their leadership and their contributions to our success, the Compensation Committee has determined it is appropriate to continue to compensate them equally.

For 2015 compensation decisions, the Compensation Committee retained the independent compensation consulting firm, Frederic W. Cook & Co., Inc. (“FWC”), to provide competitive market data and make recommendations to the Board with respect to compensation for outside directors and make recommendations to the Compensation Committee and to the Executive Committee with respect to compensation for our NEOs and senior management. FWC reports directly to the Compensation Committee and did not perform any other services for the Company in 2015. The Compensation Committee determined that the services provided by FWC did not raise any conflicts of interest.

The Compensation Committee considers relevant market pay practices and performance when setting executive compensation. We do not set compensation at a targeted percentile level relative to the market, but we seek to provide salary, incentive compensation opportunities and employee benefits that are generally competitive within the consumer products industry, the food and beverage industry and within the labor markets in which we participate. Within this framework, we seek to keep salary and cash bonus below the median for our NEOs, with equity awards providing enhanced compensation opportunities. We gather market compensation and performance data to provide context, but also consider performance, as well as our recruiting and internal retention experience when making executive compensation decisions.

The Compensation Committee consulted with FWC in late 2014 to conduct a 2015 competitive market analysis (the “Early 2015 Market Analysis”) using a comparison group of similarly sized, high performing U.S. food and beverage and consumer products companies (the “Early 2015 Peers”). The Early 2015 Peers were the same as the peers referenced in 2014 with the exception of three companies.  Beam Inc., Boston Beer Co. and Snyder’s-Lance were removed due to acquisition or because they were not within the objective size criteria for revenues and market capitalization set by FWC (revenues between $1.0 billion and $11.0 billion, and market capitalization between $2.5 billion and $50.0 billion).  These three prior peers were replaced with The Estee Lauder Companies, Inc., The Hershey Company, and Ralph Lauren, three larger market capitalization companies with well-known consumer brands that met the objective size criteria.

The Early 2015 Peers include:

• Brown-Forman Corporation	• The Hershey Company
• Campbell Soup Company • Chipotle Mexican Grill, Inc. • Coca-Cola Enterprises Inc.	• The J.M. Smucker Company • Mead Johnson Nutrition Company • Michael Kors Holdings Limited
• Constellation Brands Inc. • Dr. Pepper Snapple Group, Inc. • Green Mountain Coffee Roasters, Inc.	• Molson Coors Brewing Company • Nu Skin Enterprises Inc. • Ralph Lauren
• The Estee Lauder Cos. • The Hain Celestial Group. Inc.	• Under Armour, Inc. • The Whitewave Foods Company

The Early 2015 Market Analysis was considered in determining the NEOs’ 2015 compensation.

In December 2015, FWC reviewed the Early 2015 Peers and removed Nu Skin Enterprises Inc. and The Whitewave Foods Company as a result of market capitalization values below the established criteria. These companies were replaced with L Brands, Inc., PVH Corp., Starbucks Corporation, V.F. Corporation and YUM! Brands, Inc. to form the Late 2015 Peer Group (the “Late 2015 Peers”). Compensation and performance data of the Late 2015 Peers were considered in determining 2015 bonuses and 2016 salaries for our NEOs.

Taking into consideration the Early 2015 Market Analysis, the Compensation Committee set Mr. Sacks’ and Mr. Schlosberg’s 2015 cash compensation below the median of the Early 2015 Peers, and granted above-median equity compensation to them, with the result that their total compensation was roughly consistent with the Early 2015 Peers 75th percentile (about the 65th percentile of the Late 2015 Peers). The Early 2015 Market Analysis noted that the performance of the Company was above the median in three-year revenue and earnings per share (“EPS”) growth, return on capital, and both one- and three-year Total Shareholder Return (“TSR”). This level of operating and TSR performance, which was considered significant by the Committee, was factored into the compensation decisions.  The Early 2015 Market Analysis showed the Company closer to the 75th percentile in most performance measures, which was consistent with its performance relative to the Late 2015 Peers. The peer group data is only one reference point used by us when making compensation decisions. However, we generally believe that reviewing and analyzing this pay and performance information is an important component of our executive compensation decision-making process.

The Company historically did not grant equity awards annually to Mr. Sacks and Mr. Schlosberg, but instead provided equity awards periodically to align their compensation with performance on a discretionary basis.  Equity awards were granted to Mr. Sacks and Mr. Schlosberg in 2013 to reward them for the Company’s strong performance in 2011 and 2012 to further align their interests with our stockholders.  Beginning in 2014, the Company moved to an annual grant philosophy to overlap vesting and provide a portfolio of vesting dates for equity awards. The 2015 option and restricted stock unit awards granted to Mr. Sacks and Mr. Schlosberg were made under this annual grant philosophy as well as to reward for the Company’s continued strong performance in 2014 and 2015 and further align their interests with our stockholders. Recent equity awards granted to Mr. Sacks and Mr. Schlosberg vest over a three-year period with the exception of certain stock awards granted in March 2016. The March 2016 stock awards were granted in lieu of a portion of 2015 cash bonuses, and as a result, were fully vested at grant to equate to a cash award.

Compensation decisions for Mr. Kelly and Mr. Hall were discretionary and not based on specific performance targets.  However, the Company considered FWC’s competitive market analysis for guidance in determining the total compensation for Mr. Kelly and Mr. Hall.   Mr. Hall’s compensation was generally set relative to the market data in a manner similar to Mr. Sacks’ and Mr. Schlosberg’s, with below-median salary and cash bonus offset by above-median long-term equity compensation value in stock options to emphasize continued shareholder growth and to recognize that options have been an effective incentive for motivating high performance during his 19 years of tenure as an employee of the Company. Recent equity awards granted to Mr. Hall typically vest over a three- to five-year period and recent equity awards granted to Mr. Kelly typically vest over a five-year period.

We view all components of compensation as related but distinct. We determine the appropriate level for each compensation component, based in part, but not exclusively, on competitive benchmarks gathered through our recruitment and retention experience, our review of internal comparatives as well as other considerations we deem relevant, such as rewarding for individual as well as for corporate performance. We believe that equity awards effectively reward for long-term performance and are an important compensation-related motivator to attract and retain executives through the vesting periods and promote sharing in the value they create. Except as described herein, neither our Compensation Committee nor our Executive Committee have adopted any formal or informal policies or guidelines for allocating compensation between short-term and long-term and current compensation between cash and non-cash compensation. However, our Compensation Committee and Executive Committee’s respective philosophy is that a greater percentage of our NEOs’ compensation should be rewarded in long-term equity rather than short-term cash, and we believe that this philosophy has benefited our long-term performance by attracting, retaining, and motivating a long-tenured NEO group that has built significant long-term value for our shareholders.  Compensation packages for each of our NEOs are tailored to each individual NEO’s circumstances by the Compensation Committee and/or the Executive Committee, as appropriate, and are largely based on subjective evaluations of overall and individual performance. Each element of compensation is determined differently for each individual NEO, based on a variety of facts and circumstances applicable at the time and to that specific NEO.

Our Compensation Committee and Executive Committee’s current intent is to perform an annual strategic review of compensation paid to our NEOs to determine whether they have provided adequate incentives and motivation to such NEOs, and whether they adequately compensate our NEOs relative to comparable officers in other companies with which we compete for executives. For compensation decisions, including decisions regarding the grant of equity compensation relating to NEOs, other than our Chairman and Chief Executive Officer and our Vice Chairman and President, the Compensation Committee specifically considers recommendations from the Executive Committee.

Results of 2015 Advisory Vote to Approve Executive Compensation

At our 2015 annual meeting of Stockholders, 97.5% of the votes cast were in favor of our advisory resolution regarding the compensation of our NEOs.  The Compensation Committee believes this affirms the stockholders’ support of the Company’s pay-for-performance philosophy with respect to executive compensation. The Compensation Committee will continue to consider the results of future advisory votes on executive compensation.

Compensation Program Components

Our NEO compensation currently has three primary components: base compensation or salary, annual cash bonus, and equity awards granted pursuant to our 2011 Incentive Plan.

Each of the primary components of NEO compensation is discussed below.

Base Salary

Base salaries for our NEOs are established based on the scope of their individual responsibilities, taking into account competitive market remuneration paid by other companies for individuals in similar positions. We fix NEO base compensation at levels which we believe enable us to retain individuals in a competitive environment (but without any fixed formula) and reward performance based upon contributions to our overall business goals. We may also utilize input on compensation from compensation consultants, executive search firms and market data when making crucial hiring decisions.

The Compensation Committee of the Board of Directors determines the base salaries for Mr. Sacks and Mr. Schlosberg and the Executive Committee (comprised of the Chairman and Chief Executive Officer and the Vice Chairman and President) determines the base salaries for the other NEOs.

For 2015, the annual base salary for each of Mr. Sacks and Mr. Schlosberg were increased from $600,000 to $625,000 to align their base salaries with approximately the 20th percentile of our Early 2015 Peers.  Mr. Halls’ annual base salary was increased to $500,000 in connection with his promotion to Chief Marketing Officer effective January 1, 2015.  For 2015, Mr. Kelly’s annual base salary was increased from $270,000 to $300,000 to align his base salary with our peer group.

Annual Cash Bonus Opportunity

We provide incentive compensation to our NEOs partly in the form of a discretionary annual cash bonus based on a qualitative review of individual and company-wide financial and operational performance, consistent with our emphasis on pay-for-performance incentive compensation programs. The Compensation Committee determines the annual bonuses for Mr. Sacks and Mr. Schlosberg and the Executive Committee (comprised of the Chairman and Chief Executive Officer and the Vice Chairman and President) determines the annual bonuses for the other NEOs.

The 2015 cash bonuses were not determined in a formulaic manner. In determining 2015 bonus awards, our Compensation Committee and Executive Committee considered all of our performance achievements and reviewed various strategic factors, including sales revenues, high relative profit growth, distribution levels, introduction of new products, corporate partnerships, overall operating performance, contribution margins, profitability and total shareholder return, which are used as a broad guide of overall performance. We generally utilize annual cash bonuses to reward performance for the time horizon of one year or less.  Consistent with the Company’s strategy of focusing on long-term equity over short-term cash compensation, the bonus payments have been relatively low compared to our peer group.

The actual amount of the annual bonus is determined and paid in the first quarter following a qualitative review of each NEO’s individual performance and contribution to our strategic goals during the prior year. The 2015 bonus awards for each of Mr. Sacks and Mr. Schlosberg were $500,000, $300,000 for Mr. Hall and $150,000 for Mr. Kelly. In early 2016, Mr. Sacks and Mr. Schlosberg were each awarded 2,000 fully vested stock units as part of their 2015 bonus, with a grant value of $263,920. The purpose of paying a portion of their 2015 bonus award in equity was to increase the alignment of their interests with shareholders.  The remaining portion of their 2015 bonus awards, and the full 2015 bonus awards for the other NEOs, was paid in cash.

Long-Term Incentive Program

We believe that long-term performance is achieved through an ownership culture that encourages superior performance by our NEOs through the use of equity awards and, as a result, the compensation program emphasizes equity awards over cash compensation. Our equity compensation plans have been established to provide our NEOs with incentives to further align their interests with the interests of the stockholders. Equity compensation to our NEOs generally vests over three to five years.  Stock options are our preferred form of long-term incentive compensation because we believe they are simple, tax-deferred, and inherently performance-based with value earned only if the price of our common stock appreciates after the options are granted.  In 2015, Mr. Sacks and Mr. Schlosberg were granted a mix of options and restricted stock units in order to provide a growth incentive as well as a long-term employment retention incentive.

The Compensation Committee of the Board of Directors reviews and approves equity awards to our NEOs based upon compensation data principally gathered through a market analysis conducted by our independent compensation consultants, our recruiting and retention experience, our qualitative assessment of individual performance, as well as a review of each executive’s current long-term incentives and retention considerations.

On March 13, 2015, the NEOs were granted the following number of non-qualified stock option grants with a per share exercise price of $135.48, the fair market value of a share of our stock on the date of grant, as determined under the 2011 Incentive Plan: Mr. Sacks – 79,200 options; Mr. Schlosberg – 79,200 options; Mr. Hall – 100,000 options; and Mr. Kelly – 12,000 options.  The options granted to each of Mr. Sacks and Mr. Schlosberg vest in three equal annual installments on each of March 13, 2016, 2017 and 2018, subject to the NEO’s continued employment through each vesting date.  The options granted to each of Mr. Hall and Mr. Kelly vest in five equal annual installments on each of March 13, 2016, 2017, 2018, 2019 and 2020, subject to the NEO’s continued employment through each vesting date.

On March 13, 2015, each of Mr. Sacks and Mr. Schlosberg were granted 38,100 restricted stock units that vest in three equal annual installments on each of March 13, 2016, 2017 and 2018, subject to the NEO’s continued employment through each vesting date.

Other Compensation

Certain NEOs who are parties to employment agreements will continue to be subject to such agreements in their current form based on the terms of such agreements, or upon renewal as the Compensation Committee determines in its discretion that revisions to such employment agreements are recommended. For a summary description of the terms of these agreements, see “Discussion of Summary Compensation Table - Agreements with Named Executive Officers” below.

In addition, we intend to continue to maintain our current benefits and perquisites for our NEOs. The perquisites include payment of the cost and expense for personal use of a Company automobile and the payment of benefit premiums under certain employee benefit plans. In addition, pursuant to their employment agreements, for Mr. Sacks and Mr. Schlosberg we pay all initial and annual fees and all other reasonable expenses relating to membership in up to two business or social clubs selected by the executive. However, the Compensation Committee in its discretion may revise, amend or add to such NEOs benefits and perquisites if it deems it advisable. We believe these benefits and perquisites are currently in line with those provided by comparable companies within the consumer products industry, the food and beverage industry and within the labor markets in which we participate, for similarly situated executives, based principally on information gathered through our recruiting and retention experience.

Employee Benefit Plans

Our employees, including our NEOs, are entitled to various employee benefits, which generally include health care plans, flexible spending accounts, life and disability insurance, 401(k) Plan, paid time off, automobile benefits, as well as other allowances.

401(k) Plan

Our employees, including our NEOs, may participate in our 401(k) Plan, a defined contribution plan that qualifies under Section 401(k) of the Code.  Participating employees may contribute up to statutory limits. We make discretionary matching contributions, and currently (from January 1, 2016) match 50% of our employee contributions, up to 6% of each employee’s earnings on a per pay period basis, which vest at a rate of 25% upon completion of two years of service, 50% upon completion of three years of service and 100% upon completion of four years of service. During 2015, we matched 25% of our employee contributions, up to 8% of each employee’s earnings on a per pay period basis, which vests at a rate of 20% each year for five years after the first anniversary date.

Separation and Change in Control Arrangements

Certain of our NEOs, per the terms of their respective employment agreements and/or equity award agreements, are eligible for certain benefits and/or payments if there is a change in control and/or a termination of their employment, as described under “Potential Payments Upon Termination or Change in Control” beginning on page 30.

We believe these arrangements are an important part of overall compensation and will help to secure the continued employment and dedication of our NEOs prior to or following a change in control, notwithstanding any concern that they may have at such time regarding their own future and continued employment. In addition, we believe that these arrangements are an important recruitment and retention incentive. These arrangements do not provide for tax gross ups.

Tax Implications

Section 162(m) of the Code imposes a $1 million limit on the deduction that we may claim in any tax year with respect to compensation paid to any of the NEOs, excluding the principal financial officer. However, the Code allows for certain types of performance-based exemptions to this $1 million limit, provided that the compensation plan meets certain requirements. Our stock option grants generally comply with the performance-based exemption of Section 162(m). The Compensation Committee, which is comprised solely of “outside directors” as defined for the purposes of Section 162(m) of the Code, believes that stockholder interests are best served if the Compensation Committee’s discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses.  Therefore, the Compensation Committee reserves the right to authorize payments or take other actions that can result in the payment of compensation that is not deductible for income tax purposes.

Summary Compensation Table

The following table summarizes the total compensation of our NEOs during the fiscal years ended December 31, 2015, 2014 and 2013.  During the fiscal year ended December 31, 2015, our NEOs were Rodney C. Sacks, Hilton H. Schlosberg, Mark J. Hall and Thomas J. Kelly.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($) (A)	Total ($)
Rodney C. Sacks	2015	625,000	500,000	5,161,788	4.070.484	77,716	10,434,988
Chairman, CEO and	2014	600,000	400,000	-	6,606,390	76,023	7,682,413
Director	2013	550,000	300,000	-	5,303,844	69,949	6,223,793
Hilton H. Schlosberg	2015	625,000	500,000	5,161,788	4,070,484	42,543	10,399,815
Vice-Chairman, CFO, COO,	2014	600,000	400,000	-	6,606,390	43,189	7,649,579
President, Secretary and Director	2013	550,000	300,000	-	5,303,844	43,223	6,197,067
Mark J. Hall	2015	500,000	300,000	-	5,139,500	22,169	5,961,669
Chief Marketing	2014	254,711	100,000	-	943,770	21,477	1,319,958
Officer and Director	2013	425,000	200,000	-	2,038,830	23,351	2,687,181
Thomas J. Kelly	2015	300,000	150,000	-	608,431	20,531	1,078,962
Senior Vice President	2014	270,000	125,000	166,950	873,675	20,824	1,456,449
Finance	2013	250,000	100,000	-	305,825	20,024	675,849

(1)               The amounts represent the current year grant date fair value for all share-based payment awards computed in accordance with Accounting Standards Codification (“ASC”) 718 based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the following assumptions:

Name	Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Term
Mr. Sacks	3/13/2015	0%	37.35%	1.60%	5.86
Mr. Schlosberg	3/13/2015	0%	37.35%	1.60%	5.86
Mr. Hall	3/13/2015	0%	37.35%	1.60%	5.86
Mr. Kelly	3/13/2015	0%	37.00%	1.60%	5.79

(A) All Other Compensation

Name	Year	Automobile ($)	401(k) Match ($)	Benefit Premiums ($)	Perquisites ($)	Total ($)
	2015	35,715	5,300	31,661	5,040	77,716
	2014	38,710	5,200	24,274	7,839	76,023
Rodney C. Sacks	2013	39,526	5,750	19,765	4,908	69,949
	2015	22,195	5,300	15,048	-	42,543
	2014	23,408	5,200	14,581	-	43,189
Hilton H. Schlosberg	2013	23,984	5,750	13,489	-	43,223
	2015	10,884	4,077	7,208	-	22,169
	2014	10,159	4,077	7,241	-	21,477
Mark J. Hall	2013	12,577	4,077	6,697	-	23,351
	2015	8,023	5,300	7,208	-	20,531
	2014	8,383	5,200	7,241	-	20,824
Thomas J. Kelly	2013	8,439	4,888	6,697	-	20,024

Discussion of Summary Compensation Table

Agreements with Named Executive Officers:

Rodney C. Sacks – On March 18, 2014, we entered into a new employment agreement with Mr. Sacks (the “Sacks Employment Agreement”), pursuant to which Mr. Sacks renders services as our Chairman and Chief Executive Officer. Under the Sacks Employment Agreement, Mr. Sacks’ annual base salary will be reviewed annually and increased at the discretion of our Board. Mr. Sacks is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits. The employment period of this agreement commenced on January 1, 2014 and continues through December 31, 2018, subject to automatic one year renewal periods on each December 31 thereafter, unless notice of intent to not renew is given by either us or Mr. Sacks by June 30, 2018 or any subsequent June 30, as may be applicable. Under the Sacks Employment Agreement, Mr. Sacks is subject to a confidentiality covenant and a six-month post-termination non-competition covenant. The Sacks Employment Agreement is subject to termination (i) upon the death or disability of Mr. Sacks, (ii) voluntarily by Mr. Sacks on 90 days’ written notice, (iii) for Cause (as defined therein) by us, or (iv) upon Constructive Termination (as defined therein) by Mr. Sacks. The severance provisions in the Sacks Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below. Since January 1, 2009, we entered into certain equity compensation agreements with Mr. Sacks as disclosed in the “Grants of Plan-Based Awards” table below.

Hilton H. Schlosberg – On March 18, 2014, we entered into a new employment agreement with Mr. Schlosberg (the “Schlosberg Employment Agreement”), pursuant to which Mr. Schlosberg renders services as our Vice Chairman, President, Chief Operating Officer and Chief Financial Officer. Under the Schlosberg Employment Agreement, Mr. Schlosberg’s annual base salary will be reviewed annually and increased at the discretion of our Board. Mr. Schlosberg is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits. The employment period of this agreement commenced on January 1, 2014 and continues through December 31, 2018, subject to automatic one year renewal periods on each December 31 thereafter, unless notice of intent to not renew is given by either us or Mr. Schlosberg by June 30, 2018 or any subsequent June 30, as may be applicable. Under the Schlosberg Employment Agreement, Mr. Schlosberg is subject to a confidentiality covenant and a six-month post-termination non-competition covenant. The Schlosberg Employment Agreement is subject to termination (i) upon the death or disability of Mr. Schlosberg, (ii) voluntarily by Mr. Schlosberg on 90 days’ written notice, (iii) for Cause (as defined therein) by us, or (iv) upon Constructive Termination (as defined therein) by Mr. Schlosberg. The severance provisions in the Schlosberg Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below. Since January 1, 2009, we entered into certain equity compensation agreements with Mr. Schlosberg as disclosed in the “Grants of Plan-Based Awards” table below.

Mark J. Hall – On October 28, 2013, Mr. Hall entered into an agreement (the “Hall 2013 Agreement”) with MEC.  Pursuant to the Hall 2013 Agreement, Mr. Hall agreed to serve as a member of the Board for at least one year, effective January 1, 2014. Effective January 1, 2014, Mr. Hall resigned as President of the Monster Beverage Division and was appointed Chief Brand Officer of MEC, for which Mr. Hall received an annual salary of $250,000. Mr. Hall was eligible to receive an annual bonus in an amount determined at the discretion of our Executive Committee as well as certain fringe benefits. The Hall 2013 Agreement provided for a sabbatical and leave of absence for Mr. Hall from October 28, 2013 through December 31, 2013. Since January 1, 2009, we entered into certain equity compensation agreements with Mr. Hall as disclosed in the “Grants of Plan-Based Awards” table below.

On March 12, 2015, Mr. Hall entered into a new employment agreement (the “Hall 2015 Agreement”) with MEC. The Hall 2015 Agreement confirmed Mr. Hall’s position change from Chief Brand Officer to Chief Marketing Officer of Monster Energy on a full-time basis, effective as of January 1, 2015.  As Chief Marketing Officer of Monster Energy, Mr. Hall received an annual base salary of $500,000 in 2015.  Mr. Hall is also eligible to receive an annual bonus in an amount to be determined at the discretion of our Executive Committee. The Hall 2015 Agreement provides that Mr. Hall’s employment as Chief Marketing Officer of Monster Energy is of an at-will nature, for no specified period of time. Pursuant to the Hall 2015 Agreement, if Mr. Hall’s employment with MEC is terminated without cause, Mr. Hall will be entitled to receive three months of severance pay (or severance pay as negotiated between the parties), subject to certain restrictions, as well as all applicable employee benefits of MEC during such three-month period.

Thomas J. Kelly – Mr. Kelly’s employment is “at will” and thus may be terminated at any time for any or no reason.  Mr. Kelly received an annual base salary of $300,000 in 2015. Mr. Kelly is eligible to receive an annual bonus in an amount determined at the discretion of our Executive Committee as well as certain fringe benefits. Since January 1, 2009, we entered into certain equity compensation agreements with Mr. Kelly as disclosed in the “Grants of Plan-Based Awards” table below.

Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards granted to our NEOs during the fiscal year ended December 31, 2015.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Rodney C. Sacks	3/13/2015		79,200	$ 135.48	$ 4,070,484
Rodney C. Sacks	3/13/2015	38,100			$ 5,161,788
Hilton H. Schlosberg	3/13/2015		79,200	$ 135.48	$ 4,070,484
Hilton H. Schlosberg	3/13/2015	38,100			$ 5,161,788
Mark J. Hall	3/13/2015		100,000	$ 135.48	$ 5,139,500
Thomas J. Kelly	3/13/2015		12,000	$ 135.48	$ 608,431

(1)         The amounts represent the current year grant date fair value for all share-based payment awards computed in accordance with ASC 718.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by our NEOs at December 31, 2015.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Rodney C. Sacks	06/02/2008	18,912	-		-	15.86000	06/02/2018	-		-	-	-
	12/01/2009	100,000	-		-	17.82000	12/01/2019	-		-	-	-
	06/03/2013	140,000	70,000	(1)	-	53.96000	06/03/2023	-		-	-	-
	03/14/2014	70,000	140,000	(2)	-	70.06000	03/14/2024	-		-	-	-
	3/13/2015	-	-		-	-	-	38,100	(3)	5,675,376	-	-
	3/13/2015	-	79,200	(4)	-	135.48	03/13/2025	-	-	-	-	-
Hilton H. Schlosberg	06/02/2008	18,912	-		-	15.86000	06/02/2018	-		-	-	-
	12/01/2009	100,000	-		-	17.82000	12/01/2019	-		-	-	-
	06/03/2013	140,000	70,000	(1)	-	53.96000	06/03/2023	-		-	-	-
	03/14/2014	70,000	140,000	(2)	-	70.06000	03/14/2024	-		-	-	-
	3/13/2015	-	-		-	-	-	38,100	(3)	5,675,376	-	-
	3/13/2015	-	79,200	(4)	-	135.48	03/13/2025	-		-	-	-
Mark J. Hall	12/01/2009	80,000	-		-	17.82000	12/01/2019	-		-	-	-
	12/01/2010	40,000	-		-	26.25500	12/01/2020	-		-	-	-
	09/01/2011	-	-		-	-	-	5,000	(5)	744,800	-	-
	03/14/2013	15,000	75,000	(6)	-	47.13000	03/14/2023	-		-	-	-
	03/14/2014	3,000	27,000	(7)	-	70.06000	03/14/2024	-		-	-	-
	3/13/2015	-	100,000	(8)	-	135.48	03/13/2025	-		-	-	-
Thomas J. Kelly	06/01/2012	-	-		-	-	-	3,000	(9)	446,880	-	-
	03/14/2013	-	11,250	(10)	-	47.13000	03/14/2023	-		-	-	-
	03/14/2014	1,000	9,000	(11)	-	70.06000	03/14/2024	-		-	-	-
	12/01/2014	-	-		-	-	-	1,000	(12)	148,960	-	-
	12/01/2014	1,500	13,500	(13)	-	111.30000	12/01/2024	-		-	-	-
	3/13/2015	-	12,000	(14)	-	135.48000	3/13/2025	-		-	-	-

(1) Vest as follows: 70,000 on June 3, 2016

(2) Vest as follows: 70,000 on March 14, 2016; 70,000 on March 14, 2017

(3) Vest as follows: 12,700 on March 13, 2016, 12,700 on March 13, 2017, 12,700 on March 13, 2018

(4) Vest as follows: 26,400 on March 13, 2016, 26,400 on March 13 2017, 26,400 on March 13, 2018

(5) Vest as follows: 5,000 on September 1, 2016

(6) Vest as follows: 20,000 on March 14, 2016; 25,000 on March 14, 2017; 30,000 on March 14, 2018

(7) Vest as follows: 4,500 on March 14, 2016; 6,000 on March 14, 2017; 7,500 on March 14, 2018; 9,000 on March 14, 2019

(8) Vest as follows: 20,000 on March 13, 2016; 20,000 on March 13, 2017; 20,000 on March 13,2018; 20,000 on March 13, 2019; 20,000 on March 13, 2020

(9) Vest as follows: 1,500 on June 1, 2016; 1,500 on June 1, 2017

(10) Vest as follows: 3,000 on March 14, 2016; 3,750 on March 14, 2017; 4,500 on March 14, 2018

(11) Vest as follows: 1,500 on March 14, 2016; 2,000 on March 14, 2017; 2,500 on March 14, 2018; 3,000 on March 14, 2019

(12) Vest as follows: 500 on December 1, 2016; 500 on December 1, 2017

(13) Vest as follows: 2,250 on December 1, 2016; 3,000 on December 1, 2017; 3,750 on December 1, 2018; 4,500 on December 1, 2019

(14) Vest as follows: 2,400 on March 13, 2016; 2,400 on March 13, 2017; 2,400 on March 13, 2018; 2,400 on March 13, 2019; 2,400 on March 13, 2020

Options Exercised and Stock Vested

The following table summarizes exercise of stock options and stock vested by our NEOs during the Company’s fiscal year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Rodney C. Sacks	2,406,254	299,006,814
Hilton H. Schlosberg	2,406,254	299,006,814
Mark J. Hall			5,000	675,150
Thomas J. Kelly	39,750	6,249,495
Thomas J. Kelly			500	78,610

(1)        The value realized upon the exercise of the stock options reflect the number of options multiplied by the difference between the closing stock price of our common stock on the date of the exercise and the exercise price of the options.

(2)          The value realized upon vesting of the stock awards is based on the closing stock price of our common stock on the date the  awards vested.

Pension Benefits

We do not maintain or make contributions to a defined benefit plan for any of our NEOs.

Non-Qualified Deferred Compensation

None of our NEOs participated or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. The Compensation Committee may elect to provide our NEOs or other employees with non-qualified defined contribution or deferred compensation benefits should they deem such benefits appropriate.

Potential Payments Upon Termination or Change in Control

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to our NEOs in the event of a termination of their employment or a change of control. The following tables and narrative disclosure summarize the potential payments to each of our NEOs assuming that one of the events listed in the tables below occurs. The tables assume that the event occurred on December 31, 2015, the last day of our fiscal year.

Key Employment Agreement and Equity Award Agreement Definitions

For purposes of the Sacks Employment Agreement and the Schlosberg Employment Agreement described in this section, “cause” (under which we may terminate their employment) is defined as: (i) an act or acts of dishonesty or gross misconduct on the executive’s part which result or are intended to result in material damage to our business or reputation; or (ii) repeated material violations by the executive of his obligations relating to his position and duties, which violations are demonstrably willful and deliberate on the executive’s part and which result in material damage to our business or reputation and as to which material violations our Board has notified the executive in writing.

For purposes of the Sacks Employment Agreement and the Schlosberg Employment Agreement described in this section, constructive termination (under which they may terminate their employment) is defined as: (i) without the written consent of the executive, (A) the assignment to the executive of any duties inconsistent in any substantial respect with the executive’s position, authority or responsibilities as contemplated by the position and duties described in his employment agreement, or (B) any other substantial adverse change in such position, including titles, authority or responsibilities; (ii) any failure by us to comply with any of the provisions of his employment agreement, other than an insubstantial or inadvertent failure, remedied by us promptly after receipt of notice thereof given by the executive; (iii) our requiring the executive without his consent to be based at any office location outside of Riverside County, California or Orange County, California, except for travel reasonably required in the performance of the executive’s responsibilities; or (iv) any failure by the Company to obtain the assumption and agreement by a successor entity to perform his employment agreement, provided that the successor entity has had actual written notice of the existence of his employment agreement and its terms and an opportunity to assume the Company’s responsibilities under his employment agreement during a period of 10 business days after receipt of such notice.

For purposes of the Sacks Employment Agreement and the Schlosberg Employment Agreement described in this section, disability is defined as any disability which would entitle the executive to receive full long-term disability benefits under our long-term disability plan, or if no such plan will then be in effect, any physical or mental disability or incapacity which renders the executive incapable of performing the services and obligations required of him relating to the executive’s position and duties for a period of more than 120 days in the aggregate during any 12-month period during the employment period.

For purposes of the restricted stock unit agreements with Mr. Sacks and Mr. Schlosberg, good reason is defined as termination of employment on or after a reduction in his compensation or benefits, his removal from his current position, or his being assigned duties and responsibilities that are inconsistent with the dignity, importance of scope of his position.

For purposes of the restricted stock unit agreements with Mr. Sacks and Mr. Schlosberg, cause is defined as an act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations, or drug or alcohol abuse, in any case as determined by the Board.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg, change in control is defined as: (i) the acquisition of “Beneficial Ownership” by any person (as defined in rule 13(d)–3 under the Exchange Act), corporation or other entity other than us or a wholly-owned subsidiary of 20% or more of our outstanding stock; (ii) the sale or disposition of substantially all of our assets; or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg, cause (under which we may terminate their employment) is defined as the individual’s act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or drug or alcohol abuse; and good reason (under which they may terminate their employment) is defined as a reduction in the individual’s compensation or benefits, the individual’s removal from his current position or the assignment to the individual of duties or responsibilities that are inconsistent with the dignity, importance or scope of his position with us.

For purposes of all the stock option agreements, total disability is defined as the complete and permanent inability of the executive to perform all his duties of employment with us.

For purposes of the Hall 2015 Agreement, “good cause” (under which we may terminate employment with no obligation to pay severance) will include: (i) the neglect, breach of duty, or any failure to perform, to the reasonable satisfaction of the Executive Committee; (ii) the conviction of a felony, or any determination by the Executive Committee of the commission of theft, larceny, embezzlement, fraud, dishonesty, illegality, moral turpitude, harassment or gross mismanagement; (iii) the death or material disability to such an extent that, even with reasonable accommodation, the executive is precluded from performing the essential duties of his position; or (iv) the breach of the Hall 2015 Agreement or any fiduciary duties to MEC.

For purposes of the stock option agreements with Mr. Hall, change in control is generally defined as: (i) the acquisition of “beneficial ownership” by any person (as defined in Rule 13(d)–3 under the Exchange Act), corporation or other entity other than us or a wholly-owned subsidiary of ours of 50% or more of our outstanding stock; (ii) the sale or disposition of substantially all of our assets; or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Hall and Mr. Kelly, cause (under which we may terminate their employment) is defined as the individual’s act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or satisfactory performance of his duties of employment, insubordination or drug or alcohol abuse.

Rodney C. Sacks

Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Non- Renewal by Executive ($)	Cause ($)	Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability or Termination by the Executive for Constructive Termination or Good Reason ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)	(e)	(f)
Base Salary	625,000	625,000	-	-	312,500	1,274,038	-
Bonus	-	-	-	-	-	400,000	-
Vacation	96,154	96,154	96,154	96,154	96,154	96,154	-
Benefit Plans	31,661	40,646	-	20,323	20,323	121,938	-
Automobile	35,715	35,715	-	-	-	107,144	-
Perquisites & other personal benefits	-	-	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-	24,438,992	24,438,992
Total	788,530	797,515	96,154	116,477	428,977	26,438,266	24,438,992

(a)

Under the Sacks Employment Agreement, upon termination due to death or disability, Mr. Sacks, or his legal representative, would be entitled to continuation of base salary, payment of benefit premiums for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)	Under the Sacks Employment Agreement, upon non-renewal by Mr. Sacks, Mr. Sacks would be entitled to payment for accrued vacation.

(c)

Under the Sacks Employment Agreement, upon termination by us for cause, Mr. Sacks would be entitled to payment of benefit premiums for himself and his family for a period of six months from the date of termination and payment for accrued vacation.

(d)

Upon voluntary termination by Mr. Sacks, Mr. Sacks would be entitled to payment of his full base salary for a period of six months from the date of termination, payment of benefit premiums for himself and his family for a period of six months from the date of termination and payment for accrued vacation.

(e)

Under the Sacks Employment Agreement, upon termination by us without cause or termination by Mr. Sacks for constructive termination, or if we elected not to renew his employment agreement, Mr. Sacks would be entitled to a payment of two times his base salary, at the rate in effect on the date of termination, and a pro-rata portion of the bonus received in the year immediately prior to the year of the termination date, payable in the same manner and at the same time as the other senior officers of the Company, as if he remained employed through the applicable payment date. In addition, Mr. Sacks would be entitled to payment of all benefit premiums and automobile benefits for the period from the date of termination to December 31, 2018, or through the date which is eighteen months from the date of termination, whichever period is longer. Also, in the case of termination without cause, Mr. Sacks would be entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination. In addition, under Mr. Sacks’ stock equity agreements, if Mr. Sacks’ employment is terminated by us without cause or by Mr. Sacks for good reason, all equity awards will immediately become exercisable in their entirety.

(f)

Under Mr. Sacks’ equity agreements, upon a change in control, all equity awards will immediately become exercisable in their entirety. With respect to Mr. Sacks’ stock option agreements, options may, with the consent of Mr. Sacks, be purchased by the Company for cash at a price equal to the aggregate of the fair market value for one (1) share of our common stock less the purchase price payable by Mr. Sacks to exercise the options as set forth under each option agreement, multiplied by the number of shares of Common Stock which Mr. Sacks has the option to purchase.

Hilton H. Schlosberg

Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Non- Renewal by Executive ($)	Cause ($)	Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability or Termination by the Executive for Constructive Termination or Good Reason ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)	(e)	(f)
Base Salary	625,000	625,000	-	-	312,500	1,274,038	-
Bonus	-	-	-	-	-	400,000	-
Vacation	96,154	96,154	96,154	96,154	96,154	96,154	-
Benefit Plans	15,048	23,762	-	11,881	11,881	71,286	-
Automobile	22,195	22,195	-	-	-	66,586	-
Perquisites & other personal benefits	-	-	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-	24,438,992	24,438,992
Total	758,397	767,111	96,154	108,035	420,535	26,347,056	24,438,992

(a)

Under the Schlosberg Employment Agreement, upon termination due to death or disability, Mr. Schlosberg, or his legal representative, would be entitled to continuation of base salary, payment of benefit premiums for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)	Under the Schlosberg Employment Agreement, upon non-renewal by Mr. Schlosberg, Mr. Schlosberg would be entitled to payment for accrued vacation.

(c)

Under the Schlosberg Employment Agreement, upon termination by us for cause, Mr. Schlosberg would be entitled to payment of benefit premiums for himself and his family for a period of six months from the date of termination and payment for accrued vacation.

(d)

Upon voluntary termination by Mr. Schlosberg, Mr. Schlosberg would be entitled to payment of his full base salary for a period of six months from the date of termination, payment of benefit premiums for himself and his family for a period of six months from the date of termination and payment for accrued vacation.

(e)

Under the Schlosberg Employment Agreement, upon termination by us without cause or termination by Mr. Schlosberg for constructive termination, or if we elected not to renew his employment agreement, Mr. Schlosberg would be entitled to a payment of two times his base salary, at the rate in effect on the date of termination, and a pro-rata portion of the bonus received in the year immediately prior to the year of the termination date, payable in the same manner and at the same time as the other senior officers of the Company, as if he remained employed through the applicable payment date. In addition, Mr. Schlosberg would be entitled to payment of all benefit premiums and automobile benefits for the period from the date of termination to December 31, 2018, or through the date which is eighteen months from the date of termination, whichever period is longer. Also, in the case of termination without cause, Mr. Schlosberg would be entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination. In addition, under Schlosberg’s stock equity agreements, if Mr. Schlosberg’s employment is terminated by us without cause or by Mr. Schlosberg for good reason, all equity awards will immediately become exercisable in their entirety.

(f)

Under Mr. Schlosberg’s equity agreements, upon a change in control, all equity awards will immediately become exercisable in their entirety. With respect to Mr. Schlosberg’s stock option agreements, options may, with the consent of Mr. Schlosberg, be purchased by the Company for cash at a price equal to the aggregate of the fair market value for one (1) share of our common stock less the purchase price payable by Mr. Schlosberg to exercise the options as set forth under each option agreement, multiplied by the number of shares of Common Stock which Mr. Schlosberg has the option to purchase.

Mark J. Hall

Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause or Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	-	-	-	125,000	-
Vacation	76,922	76,922	76,922	76,922	-
Benefit Plans	601	1,252	1,252	4,048	-
Automobile	-	-	-	2,721	-
Perquisites & other personal benefits	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-
Total	77,523	78,174	78,174	208,691	-

(a)	Under our general employment practices, upon termination due to death or disability, Mr. Hall, or his legal representative, is entitled to payment for accrued vacation.

(b)	Under our general employment practices, upon termination by us for cause or voluntary termination by Mr. Hall, Mr. Hall is entitled to payment for accrued vacation.

(c)

Under the Hall 2015 Employment Agreement, upon termination by us without cause, Mr. Hall would be entitled to three months of severance pay and the continuation of health plan benefits coverage for both himself and his family for a period of three months. In addition, under our general employment practices, upon termination by us without cause, Mr. Hall is entitled to payment for accrued vacation.

(d)

Under Mr. Hall’s stock option agreements, the Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable, will immediately become exercisable and that any options not exercised prior to such change in control will be canceled.

Thomas J. Kelly

Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause or Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Termination without Cause or Constructive Dismissal following a Change in Control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	-	-	-	-	150,000
Vacation	15,603	15,603	15,603	15,603	15,603
Benefit Plans	601	1,252	1,252	1,252	1,252
Automobile	-	-	-	-	-
Perquisites & other personal benefits	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-
Total	16,204	16,855	16,855	16,855	166,855

(a)	Under our general employment practices, upon termination due to death or disability, Mr. Kelly or his legal representative, is entitled to payment for accrued vacation.

(b)	Under our general employment practices, upon termination by us for cause or voluntary termination by Mr. Kelly, Mr. Kelly is entitled to payment for accrued vacation.

(c)	Under our general employment practices, upon termination by us without cause, Mr. Kelly is entitled to payment for accrued vacation.

(d)

Under Mr. Kelly’s stock option agreements, the Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable, will immediately become exercisable and that any options not exercised prior to such change in control will be canceled. Under the Amendment to Conditions of Employment of Mr. Kelly dated December 7, 1999, if, following a change in control, Mr. Kelly’s employment with us is terminated by us other than for cause or in the event that Mr. Kelly resigns under circumstances which constitute constructive dismissal by us of Mr. Kelly, then Mr. Kelly will be entitled to receive severance pay from us as follows: If termination occurs within the first six (6) months after the change in control occurs, Mr. Kelly will be entitled to six (6) months’ severance pay in the amount of $150,000; if termination occurs between six (6) and twelve (12)

months after the change in control occurs, Mr. Kelly will be entitled to five (5) months’ severance pay in the amount of $125,000; if termination occurs between twelve (12) and eighteen (18) months after the change in control occurs, Mr. Kelly will be entitled to four (4) months’ severance pay in the amount of $100,000 and if the termination occurs between eighteen and twenty-four (24) months after the change in control occurs, Mr. Kelly will be entitled to three (3) months’ severance pay in the amount of $75,000.

DIRECTOR COMPENSATION

The following table sets forth a summary of the fees earned by our outside directors during the fiscal year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Benjamin M. Polk	60,000	144,993		204,993
Norman C. Epstein	88,304	144,993		233,297
Sydney Selati	89,196	144,993		234,189
Harold C. Taber, Jr.	87,500	144,993		232,493
Mark S. Vidergauz	67,500	144,993		212,493
Kathy N. Waller	33,205	144,993		178,198
Gary P. Fayard	33,205	144,993		178,198

1.

The outside directors held the following numbers of restricted stock units as of December 31, 2015, which vest on the last business day prior to the Company’s 2016 annual shareholder meeting: Benjamin M. Polk, 972; Norman C. Epstein, 972; Harold C. Taber, Jr. 972; Mark S. Vidergauz, 972; Sydney Selati, 972; Kathy N. Waller, 972; Gary P. Fayard, 972. Each restricted stock unit represents either (i) a contingent right to receive one share of the Common Stock or (ii) a cash amount equal to the number of shares received as of the vesting date (the last business day prior to the Company’s 2016 annual meeting of stockholders (the “Annual Meeting”).

2.

The outside directors held the following numbers of outstanding stock options as of December 31, 2015; Benjamin M. Polk, 6,924; Norman C. Epstein, 0; Harold C. Taber, Jr. 6,924; Mark S. Vidergauz, 0; Sydney Selati, 0; Kathy N. Waller, 0; and Gary P. Fayard, 0.

In 2015, outside directors were entitled to receive an annual cash retainer of $60,000. Except for committee chairs, members of the Audit Committee received an additional annual retainer of $10,000 and members of the Compensation Committee and Nominating Committee received an additional $7,500. The chairman of the Audit Committee received an additional annual retainer of $15,000 and the chairs of the Compensation Committee and Nominating Committee each received an additional $10,000. In 2015, outside directors were entitled to receive an annual equity retainer of approximately $145,000. These awards vest one day prior to the Annual Meeting.

Outside Directors Equity Compensation Plans

The 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors (the “2009 Directors Plan”) permits the granting of options, stock appreciation rights (each, an “SAR”), and other stock-based awards to purchase up to an aggregate of 1,600,000 shares of common stock of the Company to non-employee directors of the Company. The 2009 Directors Plan is administered by the Board of Directors. Each award granted under the 2009 Directors Plan is to be evidenced by a written agreement and will contain the terms and conditions that the Board of Directors deems appropriate. The Board of Directors may grant such awards on the last business day prior to the date of the annual meeting of stockholders. Any award granted under the 2009 Directors Plan will vest, with respect to 100% of such award, on the last business day prior to the date of the annual meeting, in the calendar year following the calendar year in which such award is granted. The Board of Directors may determine the exercise price per share of the Company’s common stock under each option, but such price may not be less than 100% of the closing price of the Company’s common stock on the date an option is granted. Option grants may be made under the 2009 Directors Plan for 10 years from June 4, 2009. The Board of Directors may also grant SARs, independently, or in connection with an option grant. The Board of Directors may determine the exercise price per share of the Company’s common stock under each SAR, but such price may not be less than the greater of (i) the fair market value of a share on the date the SAR is granted and (ii) the price of the related option, if the SAR is granted in connection with an option grant. Additionally, the Board of Directors may grant other stock-based awards, which include awards of shares of the Company’s common stock, restricted shares of the Company’s common stock, and awards that are valued based on the fair market value of shares of the Company’s common stock. SARs and other stock-based awards are subject to the general provisions of the 2009 Directors Plan. The Board of Directors may amend or terminate the 2009 Directors Plan at any time. The 2009 Directors Plan replaced the 2005 Hansen Natural Corporation Stock Option Plan for Non-Employee Directors.

EMPLOYEE EQUITY COMPENSATION PLAN INFORMATION

Employee Equity Compensation Plans

The 2011 Incentive Plan permits the granting of options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards up to an aggregate of 14,500,000 shares of the common stock of the Company to employees or consultants of the Company and its subsidiaries. Shares authorized under the 2011 Incentive Plan are reduced by 2.16 shares for each share granted or issued with respect to a Full Value Award. A Full Value Award is an award other than an incentive stock option, a non-qualified stock option, or a stock appreciation right, which is settled by the issuance of shares. Options granted under the 2011 Incentive Plan may be incentive stock options under Section 422 of the Code, as amended, or non-qualified stock options. The Compensation Committee has sole and exclusive authority to grant stock awards to all employees who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act. The Compensation Committee and the Executive Committee each independently has the authority to grant stock awards to new hires who are not Section 16 employees. Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee. Options granted under the 2011 Incentive Plan generally vest over a five-year period from the grant date and are generally exercisable up to 10 years after the grant date. Restricted stock granted under the 2011 Incentive Plan generally vests over a two- to three-year period from the grant date. Restricted stock units granted under the 2011 Incentive Plan generally vests over a two- to five-year period from the grant date. The 2011 Incentive Plan replaced the Hansen Natural Corporation 2001 Amended Option Plan, which was terminated effective as of May 19, 2011.

The 2011 Incentive Plan is administered by the Compensation Committee, which is comprised of directors who satisfy the “non-employee” director requirements of Rule 16b-3 under the Exchange Act and the “outside director” provision of Section 162(m) of the Code.  Grants under the 2011 Incentive Plan are made pursuant to individual agreements between the Company and each grantee that specifies the terms of the grant, including the exercise price, exercise period, vesting and other terms thereof.

The following table sets forth information as of December 31, 2015 with respect to shares of our Common Stock that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by stockholders	6,768,423	$50.87	10,321,921

Equity compensation plans not approved by stockholders	-	-	-

Total	6,768,423	$50.87	10,321,921

As of April 15, 2016, 7,561,243 shares were available for grant under equity compensation plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Board has determined that Messrs. Epstein, Fayard, Polk, Selati, Taber and Vidergauz are independent directors under applicable NASDAQ Marketplace Rules and SEC regulations.

Each director and nominee for election as a director delivers to the Company annually a questionnaire that includes, among other things, information relating to any transactions the director or nominee, or their family members, may have with the Company, or in which the director or nominee, or such family member, has a direct or indirect material interest.

The Board, as well as its Audit Committee, reviews, approves and monitors all related party transactions. The Audit Committee’s policies and procedures for related party transactions are not in writing, but the proceedings are documented in the minutes of the Board and/or Audit Committee meetings. The Audit Committee will assess, among factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Audit Committee is responsible for reviewing all related party transactions on a continuing basis as well as potential conflict of interest situations where appropriate. No director will participate in any discussion or approval of a transaction for which he is a related party, except that this director will provide all material information concerning the transaction to the Audit Committee.

During 2015, we purchased promotional items from IFM Group, Inc. (“IFM”). Rodney C. Sacks, together with members of his family, owns approximately 27% of the issued shares in IFM. Hilton H. Schlosberg, together with members of his family, owns approximately 58% of the issued shares in IFM. Expenses incurred with such company in connection with promotional materials purchased during the fiscal years ended December 31, 2015 and 2014 were $1.9 million and $0.6 million, respectively. We continue to purchase promotional items from IFM in 2016.

AUDIT COMMITTEE

For the fiscal year ended December 31, 2015, the Company’s Audit Committee was comprised of Mr. Epstein (Chairman until February 27, 2015), Mr. Taber and Mr. Selati (Chairman since February 27, 2015). Mr. Fayard was appointed to the Audit Committee in February 2016. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website at http://investors.monsterbevcorp.com/ governance.cfm. The Board of Directors has determined that the members of the Audit Committee are “independent,” as defined in the NASDAQ Marketplace Rules and SEC regulations relating to audit committees, meaning that they have no relationship to the Company that may interfere with the exercise of independent judgment in carrying out their responsibilities of a director.

Duties and Responsibilities

The Audit Committee consists of four independent directors (as independence is defined by NASD Rule 5605(a)(2)). Our Board of Directors has determined that Mr. Selati is (1) an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and (2) independent as defined by the NASDAQ Marketplace Rules and Section 10A(m)(3) of the Exchange Act. The Audit Committee appoints, determines funding for, oversees and evaluates the independent registered public accounting firm with respect to accounting, internal controls and other matters, and makes other decisions with respect to audit and finance matters including the review of our quarterly and annual filings on Form 10-Q and Form 10-K. The Audit Committee also pre-approves the retention of the independent registered public accounting firm, and the independent registered public accounting firm’s fees for all audit and non-audit services provided by the independent registered public accounting firm and determines whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provides them with financial sophistication.

Pursuant to authority delegated by the Board of Directors and the Audit Committee’s written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•                 the integrity of the Company’s financial statements;

•                 the Company’s systems of internal controls regarding finance and accounting as established by management;

•                 the qualifications and independence of the independent registered public accounting firm;

•                 the performance of the Company’s independent registered public accounting firm;

•                 the Company’s auditing, accounting and financial reporting processes generally; and

•                 compliance with the Company’s ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board, the independent registered public accounting firm, financial management and all employees.

Report of the Audit Committee

In connection with these responsibilities, the Audit Committee met with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, to review and discuss the Company’s audited financial statements for the fiscal year ended December 31, 2015. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the Public Company Accounting Oversight Board (the “PCAOB”) AU Section 325 “Communications about Control Deficiencies in an Audit of Financial Statements” and AU Section 380 “Communications with Audit Committees”, as may be modified or supplemented. The Audit Committee also received from Deloitte & Touche LLP the written disclosures and the letter required by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence”, as may be modified or supplemented, and has discussed with Deloitte & Touche LLP its independence.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Audit Committee
Sydney Selati, Chairman
Norman C. Epstein,
Harold C. Taber, Jr.

Principal Accounting Firm Fees and Services

Fees of Independent Registered Public Accounting Firm for 2015 and 2014

Aggregate fees billed and unbilled to the Company for service provided for the fiscal years ended December 31, 2015 and 2014 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte & Touche”):

	Year ended December 31,
	2015	2014
Audit Fees	$1,395,475	$1,303,130
Tax Fees[1]	631,950	943,319
All Other Fees[2]	406,976	130,233
Total Fees[3]	$2,434,401	$2,376,682

1 Tax fees consisted of fees for tax consultation services including advisory services for a state tax analysis and domestic and international tax advice.

2 All other fees consisted of fees incurred in connection with other transactions for the Company.

3For the years ended December 31, 2015 and 2014, all of the services performed by Deloitte & Touche were approved by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when necessary due to timing and logistical considerations. Any services approved by the Chairman must be reported to the full Audit Committee at its next scheduled meeting. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval policies, and the fees for the services performed to date. All services in the table above were approved by the Audit Committee.

COMPENSATION COMMITTEE

For the fiscal year ended December 31, 2015, the Company’s Compensation Committee was comprised of Mr. Epstein (Chairman), Mr. Selati, Mr. Taber and Mr. Vidergauz. The Compensation Committee is responsible for reviewing, developing and recommending to the Board the appropriate management compensation policies, programs and levels, and reviewing the performances of the Chief Executive Officer, President and other senior executive officers periodically in relation to certain objectives.

The Compensation Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of the Company. The Compensation Committee has access, at the Company’s expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The Compensation Committee believes that the compensation policies and programs as outlined above in “Compensation Discussion and Analysis” ensure that levels of executive compensation fairly reflect the performance of the Company, thereby serving the best interests of its stockholders. The Board has adopted written Equity Grant Procedures.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

No interlocking relationships exist between any member of the Company’s Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee, other than Mr. Taber, who served as President and Chief Executive Officer of MEC from July 1992 to June 1997, is or was formerly an officer or an employee of the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis referred to above be included in this proxy statement.

Compensation Committee
Norman C. Epstein, Chairman
Sydney Selati
Harold C. Taber, Jr.
Mark S. Vidergauz

NOMINATING COMMITTEE

For the fiscal year ended December 31, 2015, the Company’s  Nominating Committee was comprised of Mr. Taber (Chairman), Mr. Epstein and Mr. Selati. The Nominating Committee assists the Board in fulfilling its responsibilities by establishing, and submitting to the Board for approval, criteria for the selection of new directors; identifying and approving individuals qualified to serve as members of the Board; selecting director nominees for our annual meetings of stockholders; evaluating the performance of the Board; reviewing and recommending to the Board any appropriate changes to the committees of the Board; and developing and recommending to the Board corporate governance guidelines and oversight with respect to corporate governance and ethical conduct. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is available on our website at http://investors.monsterbevcorp.com/ governance.cfm.

Process for Selection and Nomination of Directors

In connection with the process of selecting and nominating candidates for election to the Board, the Nominating Committee reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board. Among the qualifications to be considered in the selection of candidates, the Nominating Committee considers the experience, knowledge, skills, expertise, diversity, personal and professional integrity, character, business judgment, time available in light of other commitments and dedication of any particular candidate, as well as such candidate’s past or anticipated contributions to the Board and its committees so that the Board includes members, where appropriate, with diverse backgrounds, knowledge and skills relevant to the business of the Company.  In April 2015, the charter for the Nominating Committee was amended to state that diversity of race, ethnicity, gender, sexual orientation and gender identity are factors in evaluating suitable candidates for Board membership. See “Deadlines for Receipt of Stockholder Proposals” for information regarding nominations of director candidates by stockholders for the 2017 annual meeting of stockholders.

Though the Nominating Committee does not solicit recommendations for director candidates, the Nominating Committee has a policy regarding the consideration of any director candidates recommended by stockholders. Suggestions for candidates to the Board may be made in writing and mailed to the Nominating Committee, c/o Office of the Secretary, Monster Beverage Corporation, 1 Monster Way, Corona, CA 92879. Nominations must be submitted in a manner consistent with our by-laws. We will furnish a copy of the by-laws to any person, without charge, upon written request directed to the Office of the Secretary at our principal executive offices. Each candidate suggestion made by a stockholder must include the following:

•                 the candidate’s name, contact information, detailed biographical material, qualifications and an explanation of the reasons why the stockholder believes that this candidate is qualified for service on the Board;

•                 all information relating to the candidate that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or as otherwise required, under the securities laws;

•                 a written consent of the candidate to being named in a Company proxy statement as a nominee and to serving as a director, if elected; and

•                 a description of any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

Our Nominating Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate.

Director Resignation Policy

The Board has a director resignation policy. This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results. The Nominating Committee will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation. The Board must act on the tendered resignation.  If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results. A copy of the director resignation policy is available on our website at http://investors.monsterbevcorp.com /governance.cfm.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2015. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with SEC rules.

Our executive compensation program for our NEOs is designed to motivate our executive talent, to reward those individuals fairly over time for achieving performance goals, to retain those individuals who continue to perform at or above the levels that are deemed essential to ensure our long-term success and growth and to attract, as needed, individuals with the skills necessary for us to achieve our business plan.  We believe our compensation policies are designed to reinforce a sense of ownership and overall entrepreneurial spirit and to link rewards to measurable corporate and qualitative individual performance.  See “Compensation Discussion and Analysis” above.

We urge stockholders to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related tables and narrative that follow it. This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement.

The Board requests that stockholders approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Monster Beverage Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the proxy statement for the Company’s 2015 Annual Meeting of Stockholders.

While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding our compensation program.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR

RE-APPROVAL OF THE MATERIAL TERMS OF THE CODE SECTION 162(m) PERFORMANCE GOALS UNDER THE MONSTER BEVERAGE CORPORATION

2011 OMNIBUS INCENTIVE PLAN

Purpose of Stockholder Approval

Our stockholders are being asked to re-approve the material terms of the Code Section 162(m) performance goals under the Monster Beverage Corporation 2011 Omnibus Incentive Plan (the “2011 Incentive Plan”), as described below, so that certain incentive awards granted under the 2011 Incentive Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Code.  We are not amending the terms or extending the life of the 2011 Incentive Plan that stockholders approved on May 19, 2011, and are not asking for the approval of additional shares under the 2011 Incentive Plan.

Code Section 162(m) generally disallows a Federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any of the three other most highly compensated executive officers employed on the last day of the taxable year, other than the chief financial officer.  The 2011 Incentive Plan provides that awards under the 2011 Incentive Plan may be structured to provide compensation that will qualify under the “performance-based compensation” exception under Code Section 162(m) and be eligible for continued tax deductibility.  To preserve the tax deductibility of such compensation, the Company is seeking re-approval of the material terms of the performance goals for awards under the 2011 Incentive Plan.  When the Company has discretion in setting performance goals under which compensation may be paid, Section 162(m) of the Code generally requires the material terms of performance goals to be approved by stockholders every five years.  For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal.  With respect to the various types of awards under the 2011 Incentive Plan, each of these aspects is discussed below.

If stockholders do not approve the Section 162(m) performance goals at the Annual Meeting, the Company may continue to grant awards under the 2011 Incentive Plan, however, any awards granted after the first stockholder’s meeting in 2016 will not qualify as exempt performance-based compensation under Code Section 162(m) unless such approval is subsequently obtained or stockholders approve other designated performance criteria at or prior to the first stockholders’ meeting in 2016.  Notwithstanding the foregoing, awards of stock options and stock appreciation rights will qualify as exempt performance-based compensation under Section 162(m) of the Code even if the stockholders do not approve the 162(m) performance goals.  The Board believes it is important to retain the ability to grant incentive compensation that qualifies as “performance-based” compensation in order to retain the corporate tax deductibility of the payments.

SUMMARY OF THE PLAN

The following is a summary of the material terms of the 2011 Incentive Plan.  The full text of the 2011 Incentive Plan is attached as Exhibit A to this proxy statement, and the following summary is qualified in its entirety by reference to the terms of the 2011 Incentive Plan.

Administration of the Plan

The 2011 Incentive Plan is administered by the Compensation Committee, or a subcommittee thereof consisting of no fewer than two directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” to the extent required by the rules and regulations of the principal securities exchange on which the Common Stock is traded), to the extent required by such rules (the “Committee”).  The Committee has the full power and authority to select the participants who will receive awards under the 2011 Incentive Plan, to determine the type and terms of the awards, to interpret and to administer the 2011 Incentive Plan and to make any other determination and take any other action that it deems necessary or desirable for administration of the Plan. Decisions of the Committee are final, conclusive and binding on all persons or entities. To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal securities exchange on which the Common Stock is traded, the Committee may delegate (i) to a committee of one or more directors any of its authority under the 2011 Incentive Plan and (ii) to one or more executive officers or a committee of executive officers the right to grant awards to employees who are not executive officers.

Eligibility to Participate in the Plan

Awards may be granted under the 2011 Incentive Plan to any employee or consultant who provides services to the Company, except for incentive stock options which may be granted only to the Company’s employees.  As of April 15, 2016, approximately 1,707 employees and no consultants were eligible for awards under the 2011 Incentive Plan.

Type and Amount of Securities Offered

14,500,000 shares of Common Stock (after giving effect to our February 2012 two-for-one stock split) are authorized for issuance under the 2011 Incentive Plan, subject to anti-dilution or enlargement adjustment in the event of certain changes in the Company’s corporate structure; provided, that the shares authorized under the 2011 Incentive Plan will be reduced by 2.16 for each share granted or issued with respect to a Full Value Award (as defined below).  We are not requesting the approval of additional shares under the 2011 Incentive Plan at this time.  As of April 15, 2016, 5,746,571 shares of Common Stock had been granted, net of cancellations, and 7,561,243 shares (as adjusted for Full Value Awards) of the Common Stock remain available for grant under the 2011 Incentive Plan.  As of April 15, 2016, the closing price of a share of Common Stock was $128.33 per share. The shares subject to awards under the 2011 Incentive Plan may be authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

A Full Value Award is an award other than an incentive stock option, a nonqualified stock option or a stock appreciation right, which is settled by the issuance of shares. In the event of forfeiture, expiration, termination, cash settlement or non-issuance, those unissued shares are eligible for later issuance under the 2011 Incentive Plan; provided, that with respect to each share related to a Full Value Award that is forfeited, expired, terminated, cash-settled or not issued, the number of shares again available for issuance under the 2011 Incentive Plan will increase by 2.16. Subject to the terms of the 2011 Incentive Plan, substitute awards and awards available under a pre-existing plan approved by stockholders will not reduce the shares authorized for grant under the 2011 Incentive Plan or authorized for grant to a participant in any calendar year.

Terms and Conditions of Awards

The 2011 Incentive Plan is designed to provide the Committee with a wide range of awards and performance criteria so that it can apply the appropriate types of incentives to fit the circumstances. The 2011 Incentive Plan allows the Committee to award stock options, stock appreciation rights, restricted stock shares or units, performance awards and other share-based awards. Each award granted under the 2011 Incentive Plan will be evidenced by a written agreement and will contain the terms and conditions that the Board deems appropriate.

The Committee may grant stock options under the 2011 Incentive Plan. Options may be either “incentive stock options,” as defined in Code Section 422, or non-statutory stock options. The option exercise price will be no less than 100% of the fair market value of one share on the date of the grant of such option; provided, that the option price of an incentive stock option granted to a participant who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will be no less than 110% of the fair market value of one share on the date of grant of such option. Solely for purposes of determining whether shares are available for the grant of incentive stock options under the 2011 Incentive Plan, the maximum aggregate number of shares that may be issued pursuant to incentive stock options granted under the 2011 Incentive Plan will be 14,500,000 shares of Common Stock (after giving effect to our February 2012 two-for-one stock split), subject to adjustment. The expiration date of options cannot be more than 10 years after the date of the original grant; provided, that no incentive stock option granted to a 10% shareholder will be exercisable after five years from the date the option is granted. The specific terms of each option grant, including vesting conditions, exercise price and option term, will be set forth in option agreements with the participant.

The Committee may grant stock appreciation rights under the 2011 Incentive Plan.  A stock appreciation right entitles the holder to receive an amount in cash, shares of Common Stock, other property or a combination thereof (each as determined by the Committee) upon exercise, computed by reference to appreciation in the value of the Common Stock. The grant price of a stock appreciation right cannot be less than 100% of the fair market value of a share of Common Stock at the time of grant. A stock appreciation right will have a term not greater than 10 years.

Prior to the issuance of shares upon the exercise of an option or stock appreciation right, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

The Committee may not, without the approval of the stockholders, (a) lower the grant price of a stock option or any stock appreciation right after the date of grant, (b) cancel a stock option or any stock appreciation right in exchange for cash or another award (other than in connection with a Change in Control as defined in the 2011 Incentive Plan) or (c) take any other action with respect to a stock option or stock appreciation right that would be treated as a re-pricing under the rules and regulations of the principal securities exchange on which the Common Stock is traded, unless the reduction is equitable or appropriate to prevent dilution or enlargement of the rights of a participant in connection with a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structures affecting the shares or the value thereof.

The Committee may grant restricted shares of Common Stock or restricted stock units under the 2011 Incentive Plan, with or without payment therefore, as the Committee will determine in its discretion. Awards of restricted stock or restricted stock units may be awarded as a form of payment of performance awards and other earned cash-based incentive compensation. The specific terms of a grant, including vesting and forfeiture provisions and other restrictions, will be set forth in an agreement with the participant. Following the award of restricted stock shares, the participant has all the voting rights of a stockholder.

The Committee may also make awards of performance shares or performance cash incentives under the 2011 Incentive Plan, subject to the satisfaction of specified performance criteria. Performance awards may be paid in shares of Common Stock, cash, other property or any combination thereof. The specific terms of a performance award will be set forth in an agreement with the participant.

The Committee may grant other share-based awards under the 2011 Incentive Plan, having such vesting, forfeiture and other terms as may be set forth in an award agreement.

Subject to adjustments pursuant to the 2011 Incentive Plan, no participant may be granted (a) options during any 12 month period with respect to more than 2,000,000 shares, (b) stock appreciation rights during any 12 month period with respect to more than 2,000,000 shares, (c) restricted stock awards and restricted stock unit awards in any 12 month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares with respect to more than 1,000,000 shares, (d) performance awards in any 12 month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares with respect to more than 1,000,000 shares and (e) other share-based awards in any 12 month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares with respect to more than 1,000,000 shares (in each case after giving effect to our February 2012 two-for-one stock split). In addition to the foregoing, the maximum dollar value that may be earned by any participant in any 12 month period with respect to performance awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000. Notwithstanding the foregoing, the limitation with respect to each award(s) will be increased by an amount of a participant’s unused limitation applicable to such award as of the close of the previous 12 month period. If an award is cancelled, the cancelled award will continue to be counted toward the applicable limitations.

Code Section 162(m) Performance Goals

If the Committee determines at the time a restricted stock award, restricted stock unit award, performance award or other share-based award is granted to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a “covered employee” within the meaning of Section 162(m), then the Committee may provide that the lapsing of restrictions or the distribution of cash, shares or other property, as applicable, will be subject to the achievement of one or more objective performance goals established by the Committee, which will be based on the attainment of specified levels of one or any combination of the following:

•                                         net sales;

•                                         booking value of contract awards;

•                                         year-end backlog;

•                                         days sales outstanding;

•                                         revenue;

•                                         revenue growth or product revenue growth;

•                                         operating income (before or after taxes);

•                                         pre- or after-tax income (before or after allocation of corporate overhead and bonus);

•                                         earnings per share;

•                                         net income (before or after taxes);

•                                         return on equity;

•                                         total shareholder return;

•                                         return on assets or net assets;

•                                        appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company;

•                                         market share;

•                                         gross profits; earnings (including EBITDA);

•                                         economic value-added models or equivalent metrics;

•                                         comparisons with various stock market indices;

•                                         reductions in costs;

•                                         cash flow or cash flow per share (before or after dividends);

•                                         return on capital (including return on total capital or return on invested capital);

•                                         cash flow return on investment;

•                                        improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin;

•                                         year-end cash;

•                                         debt reductions;

•                                         stockholder equity;

•                                         market share;

•                                         regulatory achievements; and

•                                         implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel.

Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management or (c) the cumulative effects of tax or accounting changes in accordance with United States generally accepted accounting principles. Such performance goals will be set by the Committee within the time period prescribed by, and will otherwise comply with the requirements of, Code Section 162(m) and the regulations thereunder.

Change in Control

Unless otherwise provided in an award agreement, in the event of a Change in Control in which the successor company assumes or replaces an option, stock appreciation right, restricted stock award, restricted stock unit award, performance award or other share-based award (or in which the Company is the ultimate parent corporation and continues the award), if a participant’s employment with such successor company (or a subsidiary thereof) terminates (other than a termination by the Company for Cause (as defined in an award agreement)) within 24 months following such Change in Control (or such other period set forth in the award agreement) (a) options and stock appreciation rights outstanding as of the date of termination will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months, (b) restrictions, limitations and other conditions on restricted stock and restricted stock units will lapse and the restricted stock or restricted stock units will become free of all restrictions, limitations and conditions and become fully vested, (c) all performance awards will be considered to be earned and payable (pro rata based on the portion of performance period completed as of the date of such Change in Control), and any other restriction will lapse and such performance awards will be immediately settled or distributed and (d) the restrictions, limitations and other conditions applicable to any other share-based awards will lapse, and such other share-based awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

Unless otherwise provided in an award agreement, in the event of a Change in Control, to the extent the successor company does not assume or replace an option, stock appreciation right, restricted stock award, restricted stock unit award, performance award or other share-based award (or in which the Company is the ultimate parent corporation and does not continue the award) (a) those options and stock appreciation rights outstanding as of the date of such Change in Control that are not assumed or replaced will immediately vest and become fully exercisable, (b) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or replaced will lapse and the restricted stock and restricted stock units will become free of all restrictions, limitations and conditions and become fully vested, (c) all performance awards will be considered to be earned and payable (pro rata based on the portion of performance period completed as of the date of such Change in Control), and any other restriction will lapse and such performance awards will be immediately settled or distributed and (d) the restrictions, limitations and other conditions applicable to any other share-based awards will lapse, and such other share-based awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each option and stock appreciation right will be cancelled and in consideration for such cancellation each participant will receive, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such Change in Control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, will determine; provided, that if the exercise price per share of such option and/or stock appreciation right equals or exceeds the fair market value of such share immediately prior to the occurrence of such Change in Control, then such option and/or stock appreciation right may be cancelled without the payment of consideration.

Miscellaneous

No awards may be granted under the 2011 Incentive Plan after February 25, 2021, the ten year anniversary of the date the 2011 Incentive Plan was approved by the Board.  Awards outstanding under the 2011 Incentive Plan as of such date will remain in effect until they have been exercised or terminated, or have expired.

Awards granted under the 2011 Incentive Plan generally are not transferable, except that the Committee may permit a participant to transfer an award, subject to the terms of the 2011 Incentive Plan and such award, without consideration to certain family members, to a trust in which a majority of the beneficiaries are the participant or such family members, to a partnership, limited liability company or corporation in which the participant or such family members are a majority of the partners, members or shareholders, or for charitable donations.

Generally, the Board may, from time to time, alter, amend, suspend or terminate the 2011 Incentive Plan, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Common Stock is traded.  Without the approval of the stockholders, the Board may not amend the 2011 Incentive Plan to increase the number of shares of Common Stock that may be the subject of awards, expand the types of awards available, materially expand the class of persons eligible to participate, amend any provision relating to exercise prices or eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, increase the maximum permissible term of any option or stock appreciation right, or amend the limitations on grants to individual participants.  No amendments to, or suspension or termination of, the 2011 Incentive Plan may impair the rights of a participant in any material respect under any award previously granted without such participant’s consent.

Certain U.S. Federal Tax Consequences

The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2011 Incentive Plan are technical.  Moreover, the applicable statutory provisions are subject to change (possibly with retroactive effect), as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The tax information summarized is not tax advice and cannot be used for the purpose of avoiding penalties under the Code.

The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.

Nonqualified Stock Options (“NSOs”).    In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares, if unrestricted, on the date of exercise over the option price paid for the shares of Common Stock; and (iii) at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options (“ISOs”).    Generally, no income will be recognized by an optionee upon the grant of an ISO or upon the exercise of an ISO. However, the excess, if any, of the fair market value of the shares at exercise over the option price paid for the shares of Common Stock constitutes a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, the optionee was continuously employed on the date of grant until the date three months prior to the date of exercise, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares in a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which an ISO is exercisable for the first time by an optionee during any calendar year under the 2011 Incentive Plan and/or any other stock option exceeds $100,000 granted to the optionee by the Company or any of its subsidiaries, such options will be treated as an NSO.

Tax Consequences to the Company.  To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding expense deduction provided that, among other things, the expense (a) meets the test of reasonableness, (b) is an ordinary and necessary business expense, (c) is not an “excess parachute payment” within the meaning of Code Section 280G and (d) is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m) as described above.

Parachute Payments.  In the event that the payment or vesting of any award under the 2011 Incentive Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

Code Section 409A.  Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax.

Section 16(b).  Any of our officers subject to Section 16(b) of the Exchange Act may be subject to Section 16(b) liability with regard to both NSOs and ISOs as a result of special tax rules regarding the income tax consequences concerning their options.

Plan Benefits

Benefits under the 2011 Incentive Plan to the Company’s employees or consultants are not currently determinable because all grants under the 2011 Incentive Plan are discretionary.  Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under the 2011 Incentive Plan is presented in the “Summary Compensation” table and these related tables: “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year End,” and “Options Exercised and Stock Vested,” elsewhere in this Proxy Statement, and in our financial statements for the fiscal year ended December 31, 2015, in the Annual Report that accompanies this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RE-APPROVAL OF THE MATERIAL TERMS OF THE CODE SECTION 162(m) PERFORMANCE GOALS UNDER THE MONSTER BEVERAGE CORPORATION 2011 OMNIBUS INCENTIVE PLAN.

PROPOSAL FIVE

STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS

The Company received the following resolution and supporting statement submitted by the Comptroller of the City of New York (the “Comptroller of the City of New York”), as custodian and trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System and the New York City Police Pension Fund and as custodian of the New York City Board of Education Retirement System (collectively, the “Systems”), and is including the proposal in this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act. The address and stock ownership for the Comptroller of the City of New York and each of the Systems will be furnished promptly upon receipt of any oral or written request addressed to the Company Secretary at the Company’s executive offices.

The following stockholder proposal (the “Proxy Access Proposal”) and supporting statement are presented as submitted by the Comptroller of the City of New York and are quoted verbatim.

RESOLUTION CONCERNING PROXY ACCESS

RESOLVED: Shareholders of Monster Beverage (the “Company”) ask the board of directors (the “Board”) to take the steps necessary to adopt a “proxy access” bylaw. Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below. The Company shall allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials shall not exceed one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Company bylaws, should provide that a Nominator must:

a)	have beneficially owned 3% or more of the Company’s outstanding common stock continuously for at least three years before submitting the nomination;
b)

give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c)

certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of each nominee (the “Statement”). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit.

SUPPORTING STATEMENT

We believe proxy access is a fundamental shareholder right that will make directors more accountable and enhance shareholder value. A 2014 CFA Institute study concluded that proxy access would “benefit both the markets and corporate boardrooms, with little cost or disruption” and could raise overall US market capitalization by up to $140.3 billion if adopted market-wide. (http://www.cfapubs. org/doi/pdf/10.2469/ccb.v2014.n9.1)

The proposed terms are similar to those in vacated SEC Rule 14a-11 (https://www.sec.gov /rules/final/2010/33-9136.pdf). The SEC, following extensive analysis and input from companies and investors, determined that those terms struck the proper balance of providing shareholders with a viable proxy access right while containing appropriate safeguards.

A similar proposal received 41.92% of votes cast at the Company’s 2015 annual meeting and similar bylaws have been adopted by more than 100 companies.

We urge shareholders to vote FOR this proposal.

THE COMPANY’S STATEMENT IN OPPOSITION

The Board has carefully considered the Proxy Access Proposal and, for the reasons described below, believes that adopting proxy access in the form contemplated by the Proxy Access Proposal is unnecessary and not in the best interests of the Company or its stockholders. The Proxy Access Proposal contains features that are not in alignment with the majority of proxy access policies adopted in the United States thus far and does not reflect the Company’s specific attributes, track record and governance. It is important for the Company to have time to develop a measured and thoughtful approach to proxy access based on a review of continuing marketplace developments, consideration of potential consequences and feedback from our stockholders, the majority of whom voted against a similar proxy access proposal at our last annual meeting.

The specific terms of this proposal are problematic. The Board believes that the framework advocated in the Proxy Access Proposal fails to provide the appropriate balance and safeguards to prevent proxy contests that could distract management and the Board from conducting the Company’s business. The Board finds the following features of the Proxy Access Proposal to be especially problematic:

•	the Proxy Access Proposal is not in accordance with market trends in that it contemplates an unacceptably high percentage of the Board (25%) being available for proxy access candidates;
•	the Proxy Access Proposal is not in accordance with market trends in that it does not cap the number of stockholders that may constitute a group for purposes of the 3% threshold;
•

the Proxy Access Proposal could require the Company to include any qualifying stockholders’ nominees in the Company’s proxy statement regardless of whether the stockholders intend to file their own proxy statement and engage in a proxy contest;

•

the Proxy Access Proposal does not require stockholder nominees to be independent under applicable SEC and NASDAQ standards and fails to require that stockholder nominees have no affiliations with a competitor of the Company or others who oppose the Company’s best interests;

•	the Proxy Access Proposal does not require nominating stockholders to certify that they are not seeking to effect a change in control of the Company; and
•

the Proxy Access Proposal does not require nominating stockholders to retain ownership of their shares through the meeting date, which would misalign the interests of the nominating stockholder and other stockholders of the Company.

The Board believes that the failure of the Proxy Access Proposal to provide these safeguards could result in proxy access nominations being used in a manner that would be harmful to the Company and its stockholders.

The Company’s current policies and procedures reflect the Company’s commitment to Board accountability. The Proxy Access Proposal does not articulate any specific concerns regarding our governance or performance and does not take into account the Company’s existing corporate governance policies that promote responsiveness to our stockholders. Our Board is committed to strong corporate governance practices and we believe that our current corporate governance policies create an appropriate balance between stockholder rights and the ability of our directors to effectively manage the business for the benefit of long-term stockholders.  As discussed above under “Nominating Committee—Process For

Selection and Nomination of Directors,” our governing policies permit stockholders to recommend director candidates to the Nominating Committee, which evaluates candidates recommended by stockholders on the same basis as the Board’s own director candidates.

The Company’s current organizational documents and corporate governance policies are also designed to empower stockholders. For example:

•	all directors are elected annually;
•	the Company has adopted a director resignation policy requiring incumbent directors who fail to receive a majority of votes in an uncontested election to tender their resignation;
•	the Board has a Lead Independent Director with broad authority and responsibility;
•	stockholders may take action by written consent;
•	stockholders may increase or decrease the number of seats on the Board;
•	any or all directors may be removed, with or without cause, by stockholders;
•	board vacancies may be filled by stockholders;
•	the Company’s governing documents do not contain any supermajority stockholder voting requirement;
•	stockholders may propose director candidates to the Nominating Committee, as discussed above; and
•

stockholders may submit proposals and nominees for presentation at an annual meeting and for inclusion in the Company’s proxy statement for that annual meeting, subject to certain conditions set forth in our bylaws and the rules and regulations of the SEC, as applicable.

In contrast to our existing corporate governance policies, the Proxy Access Proposal would grant special rights to a limited group of stockholders whose interests may differ significantly from the interests of the majority of our stockholders. We note that a stockholder or group of stockholders owning 3% of the Company’s outstanding shares owns, at current share prices, approximately $775 million worth of shares. We believe, therefore, that a stockholder or group of stockholders that meets the 3% ownership threshold and has a legitimate interest in nominating a board candidate has the resources necessary to bear the costs of soliciting proxies. The expenses associated with proxy solicitation limit such challenges to instances where there are significant enough governance issues to warrant the challenge; the Proxy Access Proposal would eliminate any such constraint.

We believe that the members of our Nominating Committee are the people best positioned to assess the professional experiences, skills and character of potential director nominees and to determine whether they will be effective contributors to our Board and will represent the best interests of all of our stockholders. The Proxy Access Proposal would override this process by allowing the nomination of candidates who may fail to meet the Board’s standards. Additionally, members of the Nominating Committee owe fiduciary duties to all of the Company’s stockholders when they nominate director candidates. In contrast, a stockholder making nominations through the proposal’s proxy access process would have no fiduciary obligations to the Company or its stockholders and could be motivated entirely by its own interests, rather than by the interests of all Company stockholders and the Company’s long-term business goals.

Implementation of the Proxy Access Proposal could be harmful to the long-term success of the Company.  Proxy access may result in frequent contested elections, which could require the Company to divert significant time, money and attention towards these contested elections and away from the operations of the Company.  Furthermore, the prospect of routine contested elections and the high percentage of Board seats which are available for proxy access candidates are likely to deter highly-qualified individuals from serving on our Board and may cause our incumbent directors to become excessively risk-averse, which would have a negative impact on their ability to provide sound judgment and oversight with respect to the Company’s operations and interests.

Implementation of the Proxy Access Proposal could threaten the Company’s long-term approach to creating stockholder value. The Board effectively oversees our management and operations and has guided our Company to the long-term success and benefit of our stockholders: over the long-term the Company has consistently outperformed the NASDAQ composite, producing higher returns in the past three, five, and ten-year periods. The Board believes that continuity among directors has played a significant role in producing these returns.

The Board wishes to conduct a more thorough evaluation of possible proxy access policies. The Board believes that the desire for proxy access is driven by a genuine and legitimate interest in ensuring that the Board is comprised of people who will best represent stockholder interests. Once adopted, proxy access would play a significant role in the Company’s corporate governance framework, and it is important that we strike an appropriate balance between respecting stockholders’ concerns about Board accountability and minimizing the potential for abuse and disruption. We therefore believe that at this time, the most prudent course of action is to continue engaging with our stockholders to listen to their evolving views on proxy access and to continue monitoring developing market practice.

For the reasons stated above, the Board believes that instituting the change called for by the Proxy Access Proposal is unnecessary and not in the best interests of our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE ADOPTION OF THE PROXY ACCESS PROPOSAL

PROPOSAL SIX

STOCKHOLDER PROPOSAL REGARDING DIRECTOR ELECTION MAJORITY VOTE STANDARD

The Company received the following resolution and supporting statement submitted by the United Brotherhood of Carpenters and Joiners of America (the “UBCJA”), on behalf of the Southwest Regional Council of Carpenters Pension Fund (the “Fund”), and is including the proposal in this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act. The address and stock ownership for the UBCJA and the Fund will be furnished promptly upon receipt of any oral or written request addressed to the Company Secretary at the Company’s executive offices.

The following stockholder proposal (the “Majority Voting Proposal”) and supporting statement is presented as submitted by the UBCJA and is quoted verbatim.

DIRECTOR ELECTION MAJORITY VOTE STANDARD PROPOSAL

RESOLVED: That the shareholders of Monster Beverage Corporation (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s corporate governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT

We urge Monster Beverage’s Board of Directors to establish a majority vote standard in uncontested director elections in order to provide shareholders a meaningful role in these important elections. The proposed majority vote standard requires that a director nominee receive a majority of the votes cast in an election in order to be formally elected. The Company’s current plurality standard is not well-suited for the typical director election that involves only a management slate of nominees running unopposed. Under these election circumstances, a board nominee is elected with as little as a single affirmative vote, even if a substantial majority of the “withhold” votes are cast against the nominee. So-called “withhold” votes simply have no legal consequence in uncontested director elections. We believe that a majority vote standard in board elections establishes a challenging vote standard for board nominees, enhances board accountability, and improves the performance of boards and individual directors.

Over the past ten years, nearly 90% of the companies in the S&P 500 Index have adopted a majority vote standard in company bylaws, articles of incorporation, or charters. Further, these companies have also adopted a director resignation policy that establishes a board-centered post-election process to determine the status of any director nominee that is not elected. This dramatic move to a majority vote standard is in direct response to strong shareholder demand for a meaningful role in director elections. The Board should take this important first step in establishing a meaningful majority vote standard. With a majority vote standard in place, the Board can then act to adapt its director resignation policy to address the status of an unelected director. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors at Monster Beverage.

THE COMPANY’S STATEMENT IN OPPOSITION

We received proposals similar to the Majority Voting Proposal in 2011 and 2014, which proposals received less than a majority of the votes cast by stockholders and, as a result, did not pass. In light of these recent results, the Board has carefully considered the Majority Voting Proposal, and for the reasons provided below, the Board continues to believe that the Company’s current method of electing directors already satisfactorily addresses the concerns the Majority Voting Proposal raises.  The Board believes that the Company’s current method of electing directors is in the best long-term interest of the Company and its stockholders. As a result, the Board opposes the Majority Voting Proposal.

The Board believes that the Company’s director resignation policy satisfactorily addresses the concerns raised in the Majority Voting Proposal.

Under the Company’s bylaws, directors are elected using a plurality voting standard, which is the default rule for electing directors under Delaware law. Stockholders who are dissatisfied with incumbent directors may recommend candidates for election to our Board and may withhold their votes for incumbent directors.  The Company’s director resignation policy, described in greater detail in this proxy statement under the heading, “Proposal One – Election of Directors,” addresses the concerns expressed in the Majority Voting Proposal by providing that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results. The Nominating Committee will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation. The Board is then required to act on the tendered resignation. We anticipate that any such resignation would be accepted absent unusual circumstances. Therefore, the Board believes, as a practical matter, the majority voting standard under the Majority Voting Proposal and our existing director resignation policy would produce the exact same result—any director nominee who fails to obtain a majority of votes would no longer serve as a director of the Company. Because our director resignation policy already accomplishes the objective of the Majority Voting Proposal by providing stockholders with a significant voice in the election of directors, while preserving the flexibility for the Board to exercise its independent judgment on a case-by-case basis in the best interest of all stockholders, we believe that the adoption of a majority vote standard by amendment to our corporate governance documents is unnecessary.

Contrary to the Majority Voting Proposal which argues that withhold votes have no legal consequence, we believe that, as a result of the procedures described above and in contrast to a scenario where there is a plurality standard and no such resignation policy, stockholders’ withhold votes are meaningful and provide an effective means by which stockholders are able to influence the Board’s decision making process.

Furthermore, the proponent’s characterization of our plurality voting standard, particularly the statement that a director could be elected with a single vote, is highly unrealistic and contrary to actual voting experience. Over the last five years, each of our directors has been elected by an average of well over 90% of the votes cast. Accordingly, a majority voting standard would not have been relevant in these elections of our directors.

Implementation of the Majority Voting Proposal could be harmful to the success of the Company.

Unlike the Company’s existing plurality voting standard, the Majority Voting Proposal creates the possibility of “failed elections” (scenarios where directors fail to achieve the votes necessary to be elected, resulting in vacancies on our board). The possibility of failed elections introduces unnecessary legal uncertainty and risk to our director election process as vacancies on our Board could result in our inability to comply with certain NASDAQ listing requirements or other securities regulations. This includes regulations related to director independence, committee composition and the maintenance of an audit committee financial expert.  Our Board believes that the current nominating and voting procedures for director elections, including our director resignation policy, as opposed to a mandated majority voting standard, provide the Board the flexibility to appropriately respond to stockholder interests without the risk of potential corporate governance complications arising from failed elections.

For the reasons stated above, the Board believes that instituting the change called for by the Majority Voting Proposal is unnecessary and not in the best interests of our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE ADOPTION OF THE MAJORITY VOTING PROPOSAL.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by calling the toll free number or over the Internet or, if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card.

COMMUNICATING WITH THE BOARD

Stockholders, employees and other individuals interested in communicating with the Chairman and CEO should write to the address below:

Rodney C. Sacks, Chairman and CEO

Monster Beverage Corporation

1 Monster Way

Corona, CA 92879

Those interested in communicating directly with the Board, any of the committees of the Board, the Lead Independent Director, the outside directors as a group or individually should write to the address below:

Office of the Corporate Secretary

Monster Beverage Corporation

1 Monster Way

Corona, CA 92879

FORM 10-K AND OTHER DOCUMENTS AVAILABLE

A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015, as filed with the SEC, is available over the Internet at the SEC’s website, www.sec.gov, or on our website at www.monsterbevcorp.com. The Annual Report on Form 10-K, as amended, is also available without charge to any stockholder upon request to:

Monster Beverage Corporation

1 Monster Way

Corona, CA 92879

(951) 739-6200   *   (800) 426-7367

Additionally, charters for certain of the committees of the Board of Directors and the Lead Independent Director as well as the Company’s Code of Business Conduct and Ethics and Director Resignation Policy are available on our website.

Incorporation by Reference

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the captions “Compensation Committee Report,” and “Report of the Audit Committee” shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates these items by reference.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 26, 2016	/s/ Rodney C. Sacks
RODNEY C. SACKS
Chairman of the Board of Directors

EXHIBIT A

MONSTER BEVERAGE CORPORATION

2011 OMNIBUS INCENTIVE PLAN

MONSTER BEVERAGE CORPORATION

2011 OMNIBUS INCENTIVE PLAN

Monster Beverage Corporation (the “Company”), a Delaware corporation, hereby establishes and adopts the following Monster Beverage Corporation 2011 Omnibus Incentive Plan (the “Plan”).1

1.         PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees and consultants of the Company and its Subsidiaries who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.         DEFINITIONS

2.1.      “Affiliate” means, with respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

2.2.      “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award or Performance Award granted pursuant to the provisions of the Plan.

2.3.      “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.4.      “Board” shall mean the board of directors of the Company.

2.5.      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.6.      “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder.  The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” to the extent required by the rules and regulations of the New York Stock Exchange (or such other principal securities exchange on which the Shares are traded), to the extent required by such rules.

2.7.      “Covered Employee” shall mean an employee of the Company or its subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code to the extent required by such rules.

2.8.      “Director” shall mean a member of the Board who is not an employee of the Company or any of its Subsidiaries.

1  This plan is updated to give effect to change in the Company’s name in January 2012 and two-for–one stock split in February 2012.

2.9.      “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.10.    “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.11.    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.12.    “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on NASDAQ on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on NASDAQ, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the NASDAQ or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion.

2.13.    “Full Value Award” shall mean an Award, other than an Award for Options or Stock Appreciation Rights, that is settled in Shares.

2.14.    “Limitations” shall have the meaning set forth in Section 10.5.

2.15.    “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.16.    “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.17.    “Participant” shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

2.18.    “Payee” shall have the meaning set forth in Section 13.1.

2.19.    “Performance Award” shall mean any Award of Performance Cash or Performance Shares granted pursuant to Article 9.

2.20.    “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 which will be paid to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.21.    “Performance Period” shall mean the period established by the Committee of not less than 6 months during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.22.    “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.23.    “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

2.24.    “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.25.    “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.26.    “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.27.    “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.28.    “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.29.    “Shares” shall mean the shares of the common stock of the Company.

2.30.    “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.31.    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.32.    “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

3.         SHARES SUBJECT TO THE PLAN

3.1.      Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 14,500,000 Shares shall be authorized for issuance under the Plan; provided, that the Shares authorized under the Plan shall be reduced by 2.16 for each Share granted or issued with respect to a Full Value Award.

(b)        Shares covered by an Award shall only be counted as used to the extent they are actually issued.  Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan; provided, that with respect to each Share related to a Full Value Award that is forfeited, expired or cancelled, the number of Shares again available for issuance under the Plan shall increase by 2.16.  However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Furthermore, any Shares withheld to satisfy tax withholding obligations on an Award issued under the Plan, Shares tendered to pay the exercise price of an Award under the Plan, and Shares repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be again available for grant under this Plan.

(c)        Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees prior to such acquisition or combination.

3.2.      Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.         ELIGIBILITY AND ADMINISTRATION

4.1.      Eligibility.  Any Employee shall be eligible to be selected as a Participant.

4.2.      Administration. (a) The Plan shall be administered by the Committee.  The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares or dollar value to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)        Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(c)        To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of NASDAQ (or such other principal securities exchange on which the Shares are traded), the Committee may delegate to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not executive officers of the Company.

5.         OPTIONS

5.1.      Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.      Award Agreements.  All Options granted pursuant to this Article shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.  The terms of Options need not be the same with respect to each Participant.  Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option.  Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.      Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided that the option price of an incentive stock option granted to an employee who, at the time of grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company (a “Ten Percent Shareholder”) shall be no less than 110% of the Fair Market Value of one Share on the date of grant of such Option.  Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.2), and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

5.4.      Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, further that no incentive stock option granted to a Ten Percent Shareholder shall be exercisable after five (5) years from the date the Option is granted.

5.5.      Exercise of Options. (a) Options shall be subject to such vesting conditions as may be imposed by the Committee.  Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased.  The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)        Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement, or (vi) any combination of any of the foregoing.  The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c)        The Award Agreement for an Option shall set forth the extent to which it may be exercised following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

5.6.      Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.7.      Incentive Stock Options.  The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares for which incentive stock options granted to any employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.  Solely for purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under the Plan shall be 14,500,000 Shares, subject to adjustment provided in Section 12.2.

6.         STOCK APPRECIATION RIGHTS

6.1.      Grant and Exercise.  The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award, in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.      Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)        Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b)        The Committee shall determine in its sole discretion whether upon the exercise of a Stock Appreciation Right payment shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)        The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d)        Stock Appreciation Rights shall be subject to such vesting conditions as may be imposed by the Committee.  The Committee may impose such other conditions or restrictions on the terms of exercise of any Stock Appreciation Right, as it shall deem appropriate.  The Award Agreement for the Stock Appreciation Right shall set forth the extent to which it may be exercised following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

(e)        A Stock Appreciation Right shall have (i) a grant price not less than Fair Market Value on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in conjunction with, but subsequent to, an Option), and (ii) a term not greater than ten (10) years.

(f)        Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 10.2), and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.

(g)        The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.         RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1.   Grants.  Awards of Restricted Stock and Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation.  A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless the Committee applies Article 10 to the Award as provided in Section 10.1.  The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2.   Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3.   Rights of Holders of Restricted Stock and Restricted Stock Units.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares.  A Participant receiving a Restricted Stock Unit Award shall not possess any rights of a stockholder with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (including cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award.  Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4.   Effect of Termination of Employment.  The Award Agreement for Restricted Stock Award or Restricted Stock Unit Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

7.5.   Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.         OTHER SHARE-BASED AWARDS

8.1.      Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”) may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.  Other Share-Based Awards shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless the Committee applies Article 10 to the Award as provided in Section 10.1.

8.2.      Award Agreements.  The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of such Awards need not be the same with respect to each Participant.  Notwithstanding the provisions of this Section, Dividend Equivalents and cash and any property distributed as a dividend or otherwise with respect to the number of Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

8.3.      Effect of Termination of Employment.  The Award Agreement for an Other Share-Based Award shall set forth the extent to the Award will be retained following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

8.4.      Payment.  Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.         PERFORMANCE AWARDS

9.1.      Grants.  Performance Awards in the form of Performance Cash or Performance Shares, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.  The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon criteria set forth in Section 10.2.

9.2.      Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents.  The terms of Performance Awards need not be the same with respect to each Participant.

9.3.      Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award.  The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4.      Effect of Termination of Employment.  The Award Agreement for Performance Awards shall set forth the extent to which the Participant shall have the right to retain Performance Awards following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

9.5.      Payment.  Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.       CODE SECTION 162(m) PROVISIONS

10.1.    Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2.    Performance Criteria.  If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; booking value of contract awards; year-end backlog; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3.    Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4.    Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5.    Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options during any 12-month period with respect to more than 2 million Shares, (ii) Stock Appreciation Rights during any 12-month period with respect to more than 2 million Shares, (iii) Restricted Stock Awards and Restricted Stock Unit Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m)

and are denominated in Shares with respect to more than 1,000,000 Shares, (iv) Performance Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 1,000,000 Shares and (v) Other Share-Based Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 1,000,000 Shares (the “Annual Limits”).  In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5 million (such limitation, together with the Annual Limits, the “Limitations”).  Notwithstanding the foregoing, the Limitation with respect to each Award(s) shall be increased by an amount of a Participant’s unused Limitation applicable to such Award as of the close of the previous 12-month period.  If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.       CHANGE IN CONTROL PROVISIONS

11.1.    Treatment of Awards. (a)  Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or replaces an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award, (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or a subsidiary thereof) terminates (other than a termination by the Company for cause (as defined in an Award Agreement) within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable): (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months, (ii) restrictions, limitations and other conditions on Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (iii) all Performance Awards shall be considered to be earned and payable (pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iv) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.  For the purposes of this Section 12.1, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award shall be considered assumed or replaced if following the Change in Control the assumed or replacement award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares).

(b)        Unless otherwise provided in an Award Agreement, in the event of any Change in Control of the Company, to the extent the successor company does not assume or replace an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award): (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or replaced shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or replaced shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (iii) all Performance Awards shall be considered to be earned and payable (pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iv) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c)        Notwithstanding the foregoing, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Option and Stock Appreciation Right shall be cancelled and in consideration for such cancellation each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine; provided, that if the exercise price per share of such Option and/or Stock Appreciation Right equals or exceeds the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control, then such Option and/or Stock Appreciation Right may be cancelled without the payment of consideration.

11.2.    Change in Control.  For purposes of the Plan, Change in Control means the occurrence of any of the following events:  (i) sale of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole; (ii) any Person or group of Persons is or shall become the “beneficial owner” (as defined in Rule 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting stock of the Company then outstanding or (iii) a merger or consolidation pursuant to which any Person or group of Persons becomes the “beneficial owner” (as defined in clause (ii) above) of more than 50% of the voting stock of the Company or the surviving or resulting entity immediately following the consummation of such transaction.

12.       GENERALLY APPLICABLE PROVISIONS

12.1.    Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval or (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) amend any provision of Section 10.5.  The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award.  In addition, no amendments to, or suspension or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2.    Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the Plan, taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued as incentive stock options and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3.    Transferability of Awards.  Except as provided below, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.  To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust in which a majority of the beneficiaries are the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the participant or the Persons referred to in clause (i) are a majority of the partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4.    Termination of Employment.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary, whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise.  The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.    Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award), other than an Option or Stock

Appreciation Right, may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion.  The Committee may provide the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.  Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

13.       MISCELLANEOUS

13.1.    Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan.  The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes.  If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations.  The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

13.2.    Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee at any time for any reason.  Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship.  No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3.    Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.4.    Forfeiture Events. (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company and/or a Subsidiary, violation of material Company, and/or Subsidiary policies, breach of noncompetition, non-solicitation, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, and/or its Subsidiaries.

(b)        If the Company is required to file an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or recklessly engaged in the misconduct, or knowingly or recklessly failed to prevent or report the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued for such period as determined by the Committee following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document reflecting such material noncompliance.

13.5.    Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6.    Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company.  Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.7.    Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8.    Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9.    Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10.  Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11.  Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.12.  Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the Board.  Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan.  Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.13.  Foreign Employees.  Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14.  Compliance with Section 409A of the Code.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.15.  No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing.  In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization, the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.16.  Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

PROXY FOR

ANNUAL MEETING OF STOCKHOLDERS OF

MONSTER BEVERAGE CORPORATION

June 14, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Proxy Materials are available at

https://materials.proxyvote.com/61174X

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

” Please detach along perforated line and mail in the envelope provided. ”

21030303030300000000 6	061416

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND “AGAINST” PROPOSALS 5 AND 6.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN
1. Proposal to elect ten Directors:			2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: Rodney C. Sacks Hilton H. Schlosberg Mark J. Hall Norman C. Epstein Gary P. Fayard Benjamin M. Polk Sydney Selati Harold C. Taber, Jr. Kathy N. Waller Mark S. Vidergauz
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			FOR	AGAINST	ABSTAIN
			3. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)
				FOR	AGAINST	ABSTAIN
			4. Proposal to re-approve the material terms of the Internal Revenue Code Section 162(m) performance goals under the Monster Beverage Corporation 2011 Omnibus Incentive Plan.	☐	☐	☐
				FOR	AGAINST	ABSTAIN
			5. Stockholder proposal requesting the Company's board of directors adopt a proxy access bylaw.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜
				FOR	AGAINST	ABSTAIN
			6. Stockholder proposal requesting the Company's board of directors amend its corporate governance documents to provide that director nominees be elected by a majority vote standard.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4 AND "AGAINST" PROPOSALS 5 AND 6.

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND AGAINST PROPOSALS 5 AND 6.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY FOR

MONSTER BEVERAGE CORPORATION

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 14, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Monster Beverage Corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 26, 2016, and hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 14, 2016 at 1:00 p.m. PST, at the Company's executive offices, located at 1 Monster Way, Corona, California 92879 and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Annual Meeting of Stockholders and proxy statement. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Annual Meeting of Stockholders or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1	14475

PROXY FOR

ANNUAL MEETING OF STOCKHOLDERS OF

MONSTER BEVERAGE CORPORATION

June 14, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Proxy Materials are available at https://materials.proxyvote.com/61174X

”  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ”

21030303030300000000 6	061416

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND “AGAINST” PROPOSALS 5 AND 6.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN
1. Proposal to elect ten Directors:			2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: Rodney C. Sacks Hilton H. Schlosberg Mark J. Hall Norman C. Epstein Gary P. Fayard Benjamin M. Polk Sydney Selati Harold C. Taber, Jr. Kathy N. Waller Mark S. Vidergauz
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			FOR	AGAINST	ABSTAIN
			3. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)
				FOR	AGAINST	ABSTAIN
			4. Proposal to re-approve the material terms of the Internal Revenue Code Section 162(m) performance goals under the Monster Beverage Corporation 2011 Omnibus Incentive Plan.	☐	☐	☐
				FOR	AGAINST	ABSTAIN
			5. Stockholder proposal requesting the Company's board of directors adopt a proxy access bylaw.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜
				FOR	AGAINST	ABSTAIN
			6. Stockholder proposal requesting the Company's board of directors amend its corporate governance documents to provide that director nominees be elected by a majority vote standard.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4 AND "AGAINST" PROPOSALS 5 AND 6.

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND AGAINST PROPOSALS 5 AND 6.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.